                                  $300,000,000

                AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

                           Dated as of March 21, 2005

                                     between

                             NRFC DB HOLDINGS, LLC,

                                   as Seller,

                                       and

                    DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH,

                                    as Buyer.

                                TABLE OF CONTENTS

                                                                            Page
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ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I            Names and Addresses for Communications between Parties

SCHEDULE I         Original Purchase Percentages, CF Sweep Purchase Percentages,
                   Buyer's Margin Percentages and Applicable Spreads

SCHEDULE II        CDO Eligible Assets Expectations

EXHIBIT I          Form of Confirmation

EXHIBIT II         Authorized Representatives of Seller

EXHIBIT III        Monthly Reporting Package

EXHIBIT IV         Form of Custodial Agreement

EXHIBIT V          Form of Power of Attorney

EXHIBIT VI         Representations and Warranties Regarding Individual Purchased
                   Loans

EXHIBIT VII        Collateral Information

EXHIBIT VIII       Advance Procedure

EXHIBIT IX         Form of Redirection Letter

     AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of March 21,
2005, by and between NRFC DB HOLDINGS, LLC (the "Seller") and DEUTSCHE BANK AG,
CAYMAN ISLANDS BRANCH, a branch of a foreign banking institution (the "Buyer"), to Master Repurchase Agreement, dated as of December 21, 2004, by and between
Seller and Buyer.

1.   APPLICABILITY

     From time to time the parties hereto may enter into transactions in which the Seller agrees to transfer to the Buyer certain Eligible Loans or Eligible
Securities (each, as defined herein) or other assets (together, the "Assets")
against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Assets at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any exhibits identified herein as applicable hereunder.

2.   DEFINITIONS

     "Acceptable Attorney" means any attorney-at-law to which the Seller or the
Custodian, as applicable, has sent an Attorney Bailee Letter, except for an attorney whom the Buyer has notified the Custodian and the Seller is not reasonably satisfactory to the Buyer.

     "Accepted Servicing Practices" shall mean with respect to any Purchased
Loan, those servicing practices of prudent lending institutions which service mortgage loans and/or mezzanine loans of the same type as such Purchased Loan in the jurisdiction where the related Mortgaged Property is located.

     "Accelerated Repurchase Date" shall have the meaning specified in Section
14(a)(i) of this Agreement.

     "Act of Insolvency" shall mean with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 60 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due.

     "Affiliate" shall mean, when used with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person.

Control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and "controlling"
and "controlled" shall have meanings correlative thereto.

     "Agreement" shall mean this Amended and Restated Master Repurchase
Agreement, dated as of March 21, 2005 between Seller and Buyer, as such agreement may be modified or supplemented from time to time.

     "Alternative Rate" shall have the meaning specified in Section 3(g) of this
Agreement.

     "Alternative Rate Transaction" shall mean, with respect to any Pricing Rate
Period, any Transaction with respect to which the Pricing Rate for such Pricing
Rate Period is determined with reference to the Alternative Rate.

     "Applicable Spread" shall mean, with respect to a Transaction involving
Purchased Securities in any Rating Category and/or Purchased Loans in any
Collateral Type Grouping:

          (i) so long as no Event of Default shall have occurred and be continuing, during the CDO Ramp-Up Period solely with respect to a CDO
     Eligible Asset, 100 basis points (i.e., 1.00%),

          (ii) so long as no Event of Default shall have occurred and be continuing, (a) during the CDO Ramp-Up Period with respect to a Non-CDO
     Eligible Asset (other than Eligible Loans of the type described in clause
     (ii) of the definition thereof) or (b) after the CDO Ramp-Up Period with respect to any Asset (other than Eligible Loans of the type described in clause (ii) of the definition thereof), the incremental per annum rate
     (expressed as a number of "basis points", each basis point being equivalent to 1/100 of 1%) specified in Schedule I attached to this Agreement as being the "Applicable Spread" for Purchased Securities in such Rating Category or
     Purchased Loans in such Collateral Type Grouping, and

          (iii) so long as no Event of Default shall have occurred and be continuing, (a) during the CDO Ramp-Up Period with respect to Purchased
     Loans which are Non-CDO Eligible Loans of the type described in clause (ii)
     of the definition of Eligible Loans (referred to on Schedule I as the "CTL
     Loans" Collateral Structure) or (b) after the CDO Ramp-Up Period with respect to any Purchased Loans which are of the type described in clause
     (ii) of the definition of Eligible Loans (referred to on Schedule I as the
     "CTL Loans" Collateral Structure), the incremental per annum rate
     (expressed as a number of "basis points", each basis point being equivalent to 1/100 of 1%) specified in the right hand column below as being the
     "Applicable Spread", with such rate being determined based upon the rating of the tenant that occupies (or if there is a master lessor, the subtenant that occupies) the related commercial property:

            Tenant (Subtenant) Rating(1)          Applicable Spread
            ----------------------------          -----------------
                        AAA                              75
                    AA+, AA, AA-                         100

                                       2

                     A+, A, A-                           125
                  BBB+, BBB, BBB-                        200

          ----------
          (1)  Includes qualifiers and, if applicable, the equivalent rating from Moody's Investors Service Inc. In the event of a split rating, the lower rating shall apply.

          (iv) after the occurrence and during the continuance of an Event of
     Default, the applicable incremental per annum rate described in clause (i),
     (ii) or (iii) of this definition, plus 400 basis points (4.0%).

     "Assets" shall have the meaning specified in Section 1.

     "Assignment of Leases" shall have the meaning specified in paragraph 5 of the first paragraph of Exhibit VI.

     "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the
Mortgage, subject to the terms, covenants and provisions of this Agreement.

     "Attorney's Bailee Letter" means a letter from an Acceptable Attorney, in form and substance acceptable to the Buyer, wherein such Acceptable Attorney in possession of a Purchased Loan File (i) acknowledges receipt of such Purchased
Loan File, (ii) confirms that such Acceptable Attorney is holding the same as bailee of the Buyer under such letter and (iii) agrees that such Acceptable
Attorney shall deliver such Purchased Loan File to the Custodian by not later than the third (3rd) Business Day following the Purchase Date for the related
Purchased Loan.

     "Business Day" shall mean a day other than (i) a Saturday or Sunday, or
(ii) a day in which the New York Stock Exchange or banks in the State of New
York or Illinois are authorized or obligated by law or executive order to be closed. When used with respect to a Pricing Rate Determination Date, "Business
Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in London, England are closed for interbank or foreign exchange transactions.

     "Buyer" shall mean Deutsche Bank AG, Cayman Islands Branch, or any successor.

     "Buyer's Margin Amount" shall mean, with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date.

     "Buyer's Margin Percentage" shall mean, (i) with respect to any Transaction for a CDO Eligible Asset during the CDO Ramp-Up Period, as elected by Seller pursuant to Section 3 of this Agreement, the reciprocal of either (x) 77% (i.e.,
129.87013%) or (y) the "Margin Maintenance Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule I attached to this Agreement (i.e., the percentage that when multiplied by the applicable percentage set forth in Schedule I under the heading "Margin Maintenance

                                       3

Percentage" equals 1.00) and (ii) with respect to any Transaction for a Non-CDO
Eligible Asset during the CDO Ramp-Up Period or any Purchased Security or
Purchased Loan after the CDO Ramp-Up Period, the reciprocal of the "Margin
Maintenance Percentage" specified for the applicable Rating Category or
Collateral Type Grouping in Schedule I attached to this Agreement (i.e., the percentage that when multiplied by the applicable percentage set forth in
Schedule I under the heading "Margin Maintenance Percentage" equals 1.00). The
Buyer's Margin Percentage for each of the applicable percentages set forth in
Schedule I is set forth below:

        MARGIN MAINTENANCE PERCENTAGE
           SET FORTH ON SCHEDULE I                BUYER'S MARGIN PERCENTAGE
           -----------------------                -------------------------
                    45%                                  222.2222%
                    50%                                  200.0000%
                    55%                                  181.8181%
                    60%                                  166.6667%
                    65%                                  153.8462%
                    70%                                  142.8571%
                    75%                                  133.3333%
                    80%                                  125.0000%
                    85%                                  117.6471%
                    92.5%                                108.1081%

     "Cash Management Account" shall mean a segregated interest bearing account, in the name of Buyer, established at the Depository.

     "CDO Eligible Asset" shall mean any Eligible Loan or Eligible Security proposed to be sold by Seller to Buyer and designated at such time by Seller as intended to qualify for inclusion in a DBSI CDO pursuant to Section 3(a) of this
Agreement. If such Eligible Loan or Eligible Security is approved by and transferred to Buyer pursuant to a Transaction, it shall be a CDO Eligible Asset for purposes of this Agreement.

     "CDO Ramp-Up Period" shall mean the period equal to the shorter of (a) the initial 180 days after the date hereof and (b) the period commencing on the date hereof and ending on the date CDO Eligible Assets are included, in whole or in part, in a DBSI CDO.

     "CDOs" shall have the meaning given to such term in the definition of
Eligible Securities.

     "CF Sweep Event" shall mean, with respect to any Purchased Security or
Purchased Loan (other than a Purchased Security or Purchased Loan that is a
CDO-Eligible Asset during the CDO Ramp-Up Period with an elected Original
Purchase Percentage of 77%), a determination by Buyer that (i) the Repurchase
Price of such Purchased Security or Purchased Loan as of such date exceeds (ii)
the product obtained by multiplying the aggregate Market Value of such Purchased
Security or Purchased Loan as of such date by the "CF Sweep Purchase Percentage"
for such Purchased Security or Purchased Loan, as set forth in Schedule I attached to this Agreement; provided that, once such Repurchase Price no longer exceeds the Target Price (as

                                       4

calculated with respect to the applicable "Original Purchase Percentage" as set forth in Schedule I) for such Purchased Security or Purchased Loan, the CF Sweep
Event shall terminate.

     "CF Sweep Purchase Percentage" shall have the meaning as set forth on
Schedule I.

     "Change of Control" shall mean any of the following events shall have occurred without the prior approval of the Buyer:

          (i) a Critical Person Event shall occur;

          (ii) the Sponsor, through its general partner interest in NRFC OP and indirect ownership interest in NRFC Sub-REIT and the Seller, ceases to be responsible for the investment management and investment decision-making of the Seller;

          (iii) the Sponsor ceases to be the general partner of NRFC OP;

          (iv) NRFC OP ceases to own (directly or indirectly) 51% or more of the legal and beneficial ownership interests in the Seller;

          (v) NRFC Sub-REIT ceases to own (directly or indirectly) 51% or more of the legal and beneficial ownership interests in the Seller;

          (vi) a merger, reorganization or consolidation of the Sponsor, NRFC OP or NRFC Sub-REIT where the successor entity is not the Sponsor, NRFC OP or
     NRFC Sub-REIT, respectively, as of the date of this Agreement.

     "CMBS" shall have the meaning given to such term in the definition of
Eligible Securities.

     "Collateral" shall have the meaning specified in Section 6 of this
Agreement.

     "Collateral Information" shall mean, with respect to each Purchased Loan, the information set forth in Exhibit VII attached hereto.

     "Collateral Type Grouping" shall mean, with respect to the Eligible Loans, any of the types of Eligible Loans listed in Schedule I attached to this
Agreement.

     "Collection Period" shall mean (i) with respect to the first Remittance
Date in any month, the period beginning on but excluding the last Cut-off Date in the month preceding the month in which such Remittance Date occurs and continuing to and including the Cut-off Date immediately preceding such
Remittance Date and (ii) with respect to the second Remittance Date in any month, the period beginning on but excluding the first Cut-off Date in the month in which such Remittance Date occurs and continuing to and including the Cut-off
Date immediately preceding such Remittance Date.

     "Concentration Limit" means

                                       5

     (a) with respect to Non-CDO Eligible Assets during the CDO Ramp-Up Period
(or with respect to any Purchased Security or Purchased Loan after the CDO
Ramp-Up Period if for any reason the Facility Amount is not reduced to
$150,000,000 or the condition precedent in the penultimate proviso of this definition is satisfied), the limit on the maximum portion of the Repurchase
Price (excluding Price Differential) on each Business Day which may be represented by specified types of Purchased Securities and Purchased Loans shall be satisfied if

          (x) the Repurchase Price (excluding Price Differential) of the
     Purchased Loans referred to in clauses (iii) and (iv) of the definition of
     Eligible Loans which are in Collateral Type Grouping C and D is equal to or less than 35% of the aggregate Repurchase Price (excluding Price
     Differential) of all outstanding Transactions; and

          (y) the Repurchase Price (excluding Price Differential) of the
     Purchased Loans referred to in clauses (iii) and (iv) of the definition of
     Eligible Loans which are in Collateral Type Grouping D is equal to or less than 15% of the aggregate Repurchase Price (excluding Price Differential)
     of all outstanding Transactions; and

          (z) the Repurchase Price (excluding Price Differential) of the
     Purchased Securities referred to in clause (iii) of the definition of
     Eligible Securities is equal to or less than 10% of the aggregate
     Repurchase Price (excluding Price Differential) of all outstanding
     Transactions; and

     (b) with respect to any Purchased Security or Purchased Loan after the CDO
Ramp-Up Period (so long as the Facility Amount is equal to $150,000,000 and the condition precedent set forth in the penultimate proviso of this definition has not been satisfied), the limit on the maximum portion of the Repurchase Price
(excluding Price Differential) on each Business Day which may be represented by specified types of Purchased Securities and Purchased Loans shall be satisfied if

          (x) the Repurchase Price (excluding Price Differential) of the
     Purchased Loans referred to in clauses (iii) and (iv) of the definition of
     Eligible Loans which are in Collateral Type Grouping C and D is equal to or less than 50% of the aggregate Repurchase Price (excluding Price
     Differential) of all outstanding Transactions; and

          (y) the Repurchase Price (excluding Price Differential) of the
     Purchased Securities referred to in clause (iii) of the definition of
     Eligible Securities is equal to or less than 10% of the aggregate
     Repurchase Price (excluding Price Differential) of all outstanding
     Transactions;

provided, that if, at any time from and after clause (b)(x) of this definition is applicable, the Repurchase Price (excluding Price Differential) of the
Purchased Loans referred to in clauses (iii) and (iv) of the definition of
Eligible Loans which are in Collateral Type Grouping C and D is greater than 50%
of the aggregate Repurchase Price (excluding Price Differential) of all outstanding Transactions, then, from such time clause (b)(x) is not satisfied, clause (a)(x) shall

                                        6

again be applicable (including without limitation for purposes of the definition of Market Value); provided further, that notwithstanding anything in this
Agreement to the contrary, the proviso to the definition of the term "Market
Value" shall not be of any force or effect at any time the definition of
Concentration Limit is exceeded due to a principal payment or prepayment (i.e.
such principal payment or prepayment shall not result in and of itself in a
Margin Deficit, but the Seller, in order to enter into subsequent Transaction(s)
after such date shall be required to cause the definition of Concentration Limit to be satisfied).

     "Confirmation" shall have the meaning specified in Section 3(b) of this
Agreement.

     "Credit Lease" shall have the meaning given to such term in clause (ii) of the definition of Eligible Loans.

     "Critical Person Event" means the event that shall be deemed to have occurred if at any time during the term of this Agreement any two of Messrs.
Jean-Michel Wasterlain, Daniel R. Gilbert and David Hamamoto (or a substitute
Person approved by Buyer) cease to be actively involved in the operations and investment decision-making of the Seller and the Sponsor.

     "Custodial Agreement" shall mean the Custodial Agreement, dated as of March
21, 2005, by and among the Custodian, the Seller and the Buyer.

     "Custodial Delivery" shall mean the form executed by each Seller in order to deliver the Purchased Loan Schedule and the Purchased Loan File to Buyer or
its designee (including the Custodian) pursuant to Section 7, a form of which is attached hereto as Exhibit IV.

     "Custodian" shall mean LaSalle Bank National Association, or any successor
Custodian appointed by Buyer with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

     "Cut-off Date" shall mean the second Business Day preceding each Remittance
Date.

     "DBSI CDO" shall mean a collateralized debt obligation transaction under current rating agency requirements (including, without limitation, the Seller making representations and warranties with respect to the applicable Eligible
Loans or Eligible Securities that are customary for such transaction) where
Deutsche Bank Securities, Inc. is sole lead manager (or co-lead manager, provided that the economics to Deutsche Bank Securities, Inc. are the same as if
Deutsche Bank Securities, Inc. were sole lead manager), sole bookrunner and sole structurer.

     "Default" shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

     "Deficit Cure Amount" shall mean

          (i) with respect to any Purchased Security or any Purchased Loan as of
     any date (other than a CDO Eligible Asset during the CDO Ramp-Up Period as to which the Seller has elected an Original Purchase Percentage equal to
     77%), the amount (expressed in dollars) obtained by dividing (x) the
     Repurchase Price of such Purchased Security or Purchased Loan as of such date by (y) the "Original Purchase Percentage" for such

                                        7

     Purchased Security or Purchased Loan, as set forth in Schedule I attached to this Agreement, and

          (ii) with respect to any Purchased Security or any Purchased Loan that is a CDO Eligible Asset during the CDO Ramp-Up Period as to which the
     Seller has elected an Original Purchase Percentage equal to 77%, the amount
     (expressed in dollars) obtained by dividing (x) the Repurchase Price of such Purchased Security or Purchased Loan as of such date by (y) 77%.

     "Depository" shall mean LaSalle Bank National Association, or any successor
Depository appointed by Buyer with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

     "Diligence Materials" shall mean the Preliminary Due Diligence Package together with the Supplemental Due Diligence List.

     "Draft Appraisal" shall mean a short form appraisal, "letter opinion of value," or any other form of draft appraisal reasonably acceptable to Buyer.

     "Early Repurchase Date" shall have the meaning specified in Section 3(d) of this Agreement.

     "Eligible Loans" shall mean any of the following types of loans, which loans are acceptable to Buyer in its sole discretion and are secured directly or indirectly by a property that is a multifamily, retail, office, warehouse and hospitality property (or any other property type acceptable to Buyer, but excluding in all cases undeveloped land) and is located in the United States of
America, its territories or possessions:

          (i) performing whole mortgage loans secured by first liens on multifamily and commercial properties (or participation interests in performing whole mortgage loans secured by first liens on multifamily and commercial properties which are in substance structured, in right and benefit, like a whole mortgage loan) (referred to on Schedule I as the "1st
     Lien" Collateral Structure);

          (ii) performing whole mortgage loans secured by first liens on commercial properties which are subject to a triple net lease, a double net lease or a bond-type lease to a tenant that occupies (and/or is master lessor to subtenants that occupy) such commercial property (any such lease, a "Credit Lease") (referred to on Schedule I as the "CTL Loans" Collateral
     Structure);

          (iii) junior participation interests in performing whole mortgage loans secured by first or second liens on multifamily and commercial properties (referred to on Schedule I as the "B-Note/2nd Mortgages"
     Collateral Structure) (it being understood and agreed that such junior participation interests may include pari passu participation interests provided such pari passu interests are subject to intercreditor arrangements acceptable to Buyer);

                                       8

          (iv) performing mezzanine loans (or participation interests therein)
     secured by pledges of the entire (or such lesser percentage as the Buyer may approve) equity ownership interests in entities that own multifamily and commercial properties (referred to on Schedule I as the "Mezzanine
     Loan" Collateral Structure);

          (v) syndicated bank loans (referred to on Schedule I as the
     "Syndicated Bank Loan" Collateral Structure); and

          (vi) any other loan which does not conform to the criteria set forth in clauses (i)-(v) above and Buyer elects in its sole discretion to purchase;

provided, however, that non-performing loans shall not be Eligible Loans for purposes of this Agreement.

     "Eligible Securities" shall mean any of the following types of securities which are acceptable to the Buyer in its sole discretion:

          (i) commercial mortgage backed securities ("CMBS") that have a rating of B- (or the equivalent) or higher from any Rating Agency or

          (ii) debt securities issued by a real estate investment trust that has a rating of "BB" (or its equivalent) or higher from any Rating Agency or

          (iii) real estate collateralized debt obligation securities ("CDOs")
     that (x) have a rating of "BB" (or its equivalent) or higher from any
     Rating Agency and (y) have comparable characteristics (i.e. structure, pricing, analysis, default rates, etc.) to the Sponsor's prior CDOs transaction (specifically, the N-Star Real Estate CDO II Ltd. and N-Star
     CDO II Inc. issue which closed in July, 2004) and (z) are notched, with respect to pricing and advance rate to a CMBS rating one full rating category lower from any Rating Agency (i.e. BBB to BB, BB to B, etc.) or

          (iv) DBSI CDO securities rated "BB" (or its equivalent) from any
     Rating Agency;

provided, however, that any securities with a split rating shall be deemed to have the lower rating.

     "Environmental Report" shall have the meaning specified in paragraph 12 of the first paragraph of Exhibit VI.

     "Equity" shall mean an amount equal to the sum of, (i) with respect to each
Purchased Loan or Purchased Security, the amount (not less than zero) equal to
(x) the Market Value of such Purchased Loan or Purchased Security minus (y) the related Repurchase Price and (ii) with respect to the Supplemental Equity
Collateral, the value of such collateral as determined by Buyer in good faith.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are

                                       9

to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code
and the lien created under Section 302(f) of ERISA and Section 412(n) of the
Code, described in Section 414(m) or (o) of the Code of which Seller is a member.

     "Event of Default" shall have the meaning specified in Section 14 of this
Agreement.

     "Exit Fee" shall mean the fee equal to 0.5% of the Repurchase Price
(excluding Price Differential) with respect to any Purchased Security or
Purchased Loan which is the subject of a Transaction, payable pursuant to
Section 3(f) of this Agreement.

     "Extension Conditions" shall have the meaning specified in Section 3(e) of this Agreement.

     "Facility Amount" shall mean $300,000,000; provided, that if the CDO
Eligible Assets are securitized in a DBSI CDO during the CDO Ramp-Up Period, then $150,000,000 after the closing of such DBSI CDO.

     "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal
Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Buyer from three federal funds brokers of recognized standing selected by it.

     "Filings" shall have the meaning specified in Section 6 of this Agreement.

     "GAAP" shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

     "Governmental Authority" shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranty" shall mean the Guaranty, dated as of the date hereof, from the
Sponsor to the Buyer, of an amount equal to the sum of (1) the lesser of (x)
$20,000,000 and (y) an amount (not less than zero) equal to the Minimum Seller's
Equity Requirement minus Seller's Equity plus (2) the costs of enforcement incurred in connection with the Guaranty.

     "Hedging Transactions" shall mean, with respect to any or all of the
Purchased Securities and/or Purchased Loans, any short sale of U.S. Treasury
Securities or mortgage-related securities, federal agency debentures, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for

                                       10

protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, with one or more counterparties reasonably acceptable to the
Buyer.

     "Income" shall mean, with respect to any Purchased Security or Purchased
Loan at any time, the sum of (x) any principal thereof and all interest, dividends or other distributions thereon and (y) all net sale proceeds received by Seller or any Affiliate of Seller in connection with a sale of such Purchased
Security or Purchased Loan.

     "Indemnified Amounts" and "Indemnified Parties" shall have the meaning specified in Section 27 of this Agreement.

     "ISDA Master Agreement" shall mean any ISDA Master Agreement (including respective schedules, annexes and confirmations) executed by the Seller and
Buyer or an Affiliate of the Buyer in connection with a Hedging Transaction.

     "Letter of Credit" shall mean a letter of credit which conforms to the following:

          (1) such letter of credit is a stand-by irrevocable letter of credit from a financial institution rated not lower than "AA-" (or the equivalent)
     by at least two of the Rating Agencies (one of which shall be Standard &
     Poor's) in form and substance acceptable to the Buyer;

          (2) the expiration date of the Letter of Credit is two (2) Business
     Days after the expiration of the CDO Ramp-Up Period;

          (3) the provider of the Letter of Credit does not have any interest in the Purchased Loans or the Purchased Securities; and

          (4) such letter of credit may be drawn upon by Buyer for (x) deposit of funds into the Securities Account upon a reduction below "AA-" (or the equivalent) by the Rating Agencies of the credit rating of the letter of credit provider (if Seller does not cure such downgrade of the letter of credit provider by either depositing cash or Permitted Investments or other securities acceptable to Buyer into the Securities Account or delivering to the Buyer a replacement letter of credit that complies with this definition of "Letter of Credit" within five (5) Business Days) or (y) payment to
     Buyer to satisfy in whole or in part a Margin Deficit under Section 4 of this Agreement.

     "LIBOR" shall mean the rate per annum calculated as set forth below:

          (i) On each Pricing Rate Determination Date, LIBOR for the next
     Pricing Rate Period will be the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00
     a.m., London time, on such date; or

          (ii) On any Pricing Rate Determination Date on which no such rate appears on Telerate Page 3750 as described above, LIBOR for the next
     Pricing Rate Period will be determined on the basis of the arithmetic mean of the rates at which deposits in United States dollars are offered by the
     Reference Banks at approximately 11:00 a.m., London

                                       11

     time, on such date to prime banks in the London interbank market for a one-month period.

All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounding upwards).

     "LIBO Rate" shall mean, with respect to any Pricing Rate Period pertaining to a Transaction, a rate per annum determined for such Pricing Rate Period in accordance with the following formula (rounded upward to the nearest 1/100th of
1%):

                                      LIBOR
                             -----------------------
                             1 - Reserve Requirement

     "LIBOR Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate
Period is determined with reference to the LIBO Rate.

     "Margin Deficit" shall have the meaning specified in Section 4(a) hereof.

     "Margin Excess" shall have the meaning specified in Section 4(b) hereof.

     Market Value" shall mean, with respect to any Purchased Security as of any relevant date, the market value for such Purchased Security on such date, as determined by Buyer in its good faith business judgment or, with respect to any
Purchased Loan as of any relevant date, the lesser of (x) the market value for such Purchased Loan on such date, as determined by Buyer in its good faith business judgment and (y) the par amount of such Purchased Loan (and including in the case of any multiplication of such price or amount, if applicable, by the
Original Purchase Percentage pursuant to this Agreement, the value of any
Hedging Transactions pledged with such Purchased Security or Purchased Loan where the Buyer or an Affiliate of the Buyer is the counterparty, which may be a negative value); provided, that, notwithstanding the foregoing, in the event that the Concentration Limit is not satisfied at any time during the term of this Agreement, the Buyer may in its good faith business judgment reduce the
Market Value of the applicable Purchased Securities or Purchased Loans (i.e. in the case of a non-satisfaction of the Concentration Limit referred to in clauses
(a)(x) or (b)(x) of such definition, the Purchased Loans referred to in clause
(iii) and (iv) of the definition of Eligible Loans which are in Collateral Type
Grouping C and D, in the case of a non-satisfaction of the Concentration Limit referred to in clause (a)(y) of such definition, the Purchased Loans referred to in clause (iii) and (iv) of the definition of Eligible Loans which are in
Collateral Type Grouping D, or in the case of a non-satisfaction of the
Concentration Limit referred to in clause (a)(z) or (b)(y) of such definition, the Purchased Securities referred to in clause (iii) of the definition of
Eligible Securities) on a pro rata basis by the amount necessary to satisfy such
Concentration Limit; provided, further, that the immediately preceding proviso shall in all cases be subject to (and not of any force or effect when mandated
by) the proviso to the definition of the term "Concentration Limit". The Market
Value of each Purchased Security and Purchased Loan shall be determined

                                       12

by Buyer, in its good faith business judgment, on each Business Day during the term of this Agreement.

     "Mezzanine Note" shall mean a note or other evidence of indebtedness of the owner or owners of all (or such lesser percentage as the Buyer may approve)
equity or ownership interests in an underlying real property owner secured by a pledge of such ownership interests.

     "Minimum Seller's Equity Requirement" shall mean $60,000,000.

     "Moody's" shall mean Moody's Investor Service, Inc.

     "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first lien on or a first priority ownership interest in an estate in fee simple in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

     "Mortgage Note" shall mean a note or other evidence of indebtedness of a
Mortgagor secured by a Mortgage.

     "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

     "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

     "Multiemployer Plan" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title
IV of ERISA.

     "New Collateral" shall mean an Eligible Loan or Eligible Security that
Seller proposes to be included as Collateral.

     "Non-CDO Eligible Asset" shall mean any Eligible Loan or Eligible Security proposed to be sold by Seller to Buyer and designated at such time by Seller as not intended to qualify for inclusion in a DBSI CDO pursuant to Section 3(a) of this Agreement. If such Eligible Loan or Eligible Security is approved by and transferred to Buyer in connection with a Transaction, it shall be a Non-CDO
Eligible Asset for purposes of this Agreement.

     "NRFC OP" means Northstar Realty Finance L.P., a Delaware limited partnership, the owner of the entire common stock of NRFC Sub-REIT as of the date of this Agreement.

     "NRFC Sub-REIT" means NRFC Sub-REIT Corp., a Maryland corporation, the owner of the entire membership interests in the Seller as of the date of this
Agreement.

     "Original Purchase Percentage" shall mean,

          (i) with respect to any Transaction for a CDO Eligible Asset during the CDO Ramp-Up Period, as elected by Seller pursuant to Section 3 of this
     Agreement, either (x)

                                       13

     77% (i.e., seventy-seven percent) or (y) the "Original Purchase Percentage"
     specified for the applicable Rating Category or Collateral Type Grouping in
     Schedule I attached to this Agreement; provided, that if such CDO Eligible
     Asset remains subject to an outstanding Transaction after the end of the
     CDO Ramp-Up Period, the "Original Purchase Percentage" from and after such time for purposes of calculating Target Price (as defined herein) or Margin
     Deficit pursuant to Section 4(a) hereof shall be the "Original Purchase
     Percentage" specified for the applicable Rating Category or Collateral Type
     Grouping in Schedule I attached to this Agreement, and

          (ii) with respect to any Transaction for a Non-CDO Eligible Asset during the CDO Ramp-Up Period, or any Purchased Loan or Purchased Security
     after the CDO Ramp-Up Period, the "Original Purchase Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule
     I attached to this Agreement.

     "Original Repurchase Agreement" shall mean that Master Repurchase
Agreement, dated as of December 21, 2004, by and between Seller and Buyer.

     "Originated Collateral" shall mean any Collateral that is an Eligible Loan and whose Purchased Loan Documents were prepared by Seller.

     "Permitted Purchased Loan Modification" shall mean any modification or amendment of a Purchased Loan which is not a Significant Purchased Loan
Modification.

     "Person" shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

     "Plan" shall mean an employee benefit or other plan established or maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code,
other than a Multiemployer Plan.

     "Portfolio Collateral" shall mean, collectively, the Portfolio Securities, the Purchased Loans and the Supplemental Equity Collateral. Notwithstanding
anything to the contrary in this Agreement, the term "Portfolio Collateral"
shall include any New Collateral that the Buyer approves as Collateral for inclusion in a Transaction and the Sponsor with the prior consent of the Buyer causes to be owned by the Seller prior to the date the applicable Transaction is consummated; provided that if, for any reason after the date on which the Seller takes ownership of such New Collateral and prior to the date on which such
Transaction is consummated, it is determined that such New Collateral shall not become Collateral for a Transaction (whether because the Buyer's approval is revoked or the Sponsor decides not to consummate the Transaction or otherwise), then the Seller shall by not later than the fifth (5th) Business Day after the date such determination is made cause ownership of such New Collateral to be transferred out of the Seller to another legal entity.

                                       14

     "Portfolio Securities" shall mean, collectively, the Purchased Securities and the Related Securities.

     "Pre-Existing Collateral" shall mean any Collateral that is an Eligible
Loan and is not Originated Collateral.

     "Preliminary Due Diligence Package" shall mean with respect to any New
Collateral, a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all
Underwriting Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with the following due diligence information relating to the New Collateral to be provided by Seller to
Buyer pursuant to this Agreement:

     With respect to each Eligible Loan:

          (i) the Collateral Information;

          (ii) current rent roll, if applicable;

          (iii) cash flow pro-forma, plus historical information, if available;

          (iv) description of the Mortgaged Property and the ownership structure of the borrower and the sponsor (including, without limitation, the board of directors, if applicable);

          (v) indicative debt service coverage ratios;

          (vi) indicative loan-to-value ratio;

          (vii) term sheet outlining the transaction generally;

          (viii) Seller's relationship with the Mortgagor, if any; and

          (ix) with respect to any New Collateral that is Pre-Existing
     Collateral, a list that specifically and expressly identifies any Purchased
     Loan Documents that relate to such New Collateral but are not in Seller's possession; and

          (x) any exceptions to the representations and warranties set forth in
     Exhibit VI to this Agreement.

     With respect to each Eligible Security:

          (i) collateral summary books which include, to the extent provided to the Seller, the following:

               (A) loan detail and asset description;

               (B) maps and photos;

                                       15

               (C) rent roll;

               (D) operating information; and

               (E) appraisal, environmental, engineering summary;

          (ii) loan data disk;

          (iii) materials furnished to the Rating Agencies in connection with the issuance of the Eligible Securities, to the extent provided to Seller;

          (iv) Securitization Documents;

          (v) remittance report for most recent period in Seller's possession;

          (vi) quarterly remittance reports in Seller's possession;

          (vii) accounting reports delivered with respect to the Eligible
     Security in Seller's possession; and

          (viii) legal opinions delivered with respect to the Eligible Security in Seller's possession.

     "Price Differential" shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price for such Transaction on a
360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such
Price Differential previously paid by Seller to Buyer with respect to such
Transaction).

     "Pricing Rate" shall mean, for any Pricing Rate Period, an annual rate equal to the LIBO Rate for such Pricing Rate Period plus the relevant Applicable
Spread for such Transaction and shall be subject to adjustment and/or conversion as provided in Sections 3(g) and 3(h) of this Agreement.

     "Pricing Rate Determination Date" shall mean (a) in the case of the first
Pricing Rate Period with respect to any Transaction, the second (2nd) Business
Day preceding the first day of such Pricing Rate Period and (b) with respect to any subsequent Pricing Rate Period, the second (2nd) Business Day preceding the first day of the Pricing Rate Period commencing on and including the first
Remittance Date in a calendar month. Each Pricing Rate Determination Date after the first Pricing Rate Period with respect to any Transaction, shall be applicable to the immediately following two Pricing Rate Periods.

     "Pricing Rate Period" shall mean, (a) in the case of the first Pricing Rate
Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following
Remittance Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including such Remittance

                                       16

Date and ending on and excluding the following Remittance Date; provided, however, that in no event shall any Pricing Rate Period end subsequent to the
Repurchase Date.

     "Principal Payment" shall mean, with respect to any Purchased Loan or
Purchased Security, any payment or prepayment of principal received by the
Depository in respect thereof.

     "Purchase Date" shall mean the date on which Purchased Securities are to be transferred by Seller to Buyer.

     "Purchase Price" shall mean, with respect to any Purchased Security or
Purchased Loan, the price at which such Purchased Security or Purchased Loan is transferred by Seller to Buyer on the applicable Purchase Date. The Purchase
Price as of any Purchase Date for any Purchased Security or any Purchased Loan
shall be an amount (expressed in dollars) equal to the product obtained by multiplying (i) the Market Value of such Purchased Security (or, if the Security proposed to be included in a Transaction is being or was acquired by the Seller from the Sponsor, the acquisition cost of the Sponsor in such Security, if lower than the Market Value) or such Purchased Loan (or the par amount of such
Purchased Loan, if lower than Market Value) by (ii) the "Original Purchase
Percentage" for such Purchased Security or such Purchased Loan, as defined in this Agreement; provided, that notwithstanding the foregoing, the Seller may request that the Purchase Price set forth in a Confirmation be determined by applying a percentage lower than the Original Purchase Percentage, as defined in this Agreement, and, in such event, such lower percentage shall be deemed the
"Original Purchase Percentage" for purposes of the calculation of the Target
Price but not for any other purpose under the Agreement.

     "Purchased Loan File" shall mean the documents specified as the "Purchased
Loan File" in Section 7(e), together with any additional documents and information required to be delivered to Buyer or its designee (including the
Custodian) pursuant to this Agreement.

     "Purchased Loan Documents" shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

     "Purchased Loans" shall mean (i) with respect to any Transaction, the
Eligible Loans sold by Seller to Buyer in such Transaction and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to Section 4(a)
of this Agreement.

     "Purchased Loan Schedule" shall mean a schedule of Purchased Loans attached to each Trust Receipt and Custodial Delivery containing information substantially similar to the Collateral Information.

     "Purchased Securities" shall mean, (i) with respect to any Transaction, the
Eligible Securities sold by Seller to Buyer in such Transaction, and (ii) with respect to the Transactions in general, all Eligible Securities sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to
Section 4(a) of this Agreement.

     "Rating Agency" shall mean any of Fitch Inc., Moody's Investor Services,
Inc. and Standard & Poor's Ratings Group, a division of the McGraw-Hill
Companies.

                                       17

     "Rating Category" shall mean any of the rating categories listed in
Schedule I attached to this Agreement.

     "Reference Banks" shall mean banks each of which shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international
Eurocurrency market and (ii) have an established place of business in London.
Initially, the Reference Banks shall be JPMorgan Chase Bank, Barclays Bank, Plc and Deutsche Bank AG. If any such Reference Bank should be unwilling or unable to act as such or if the Buyer shall terminate the appointment of any such
Reference Bank or if any of the Reference Banks should be removed from the
Reuters Monitor Money Rates Service or in any other way fail to meet the qualifications of a Reference Bank, the Buyer in the exercise of its good faith business judgment may designate alternative banks meeting the criteria specified in clauses (i) and (ii) above.

     "Related Securities" shall mean commercial mortgage backed securities
(other than the Purchased Securities) issued as part of the same transaction as the transaction in which the Purchased Securities are issued and having a lower rating than such Purchased Securities or having no rating.

     "Relevant System" shall mean (a) The Depository Trust Company in New York,
New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Buyer.

     "Remittance Date" shall mean each of the tenth (10th) calendar day and the twentieth (20th) calendar day of each month, or the next succeeding Business
Day, if either such calendar day shall not be a Business Day, or such other day as is mutually agreed to by Seller and Buyer.

     "Replacement Collateral" shall have the meaning specified in Section
14(b)(ii) of this Agreement.

     "Repurchase Date" shall mean the last Business Day prior to the third anniversary of December 21, 2004; provided, however, that if all of the
Extension Conditions described in Section 3(e) of this Agreement shall be timely satisfied, the Repurchase Date shall be extended for an additional twelve (12)
months following the initial Repurchase Date.

     "Repurchase Price" shall mean, with respect to any Purchased Securities or
Purchased Loans as of any date, the price at which such Purchased Securities or
Purchased Loans are to be transferred from Buyer to Seller upon termination of the related Transaction; such price will be determined in each case as the sum of the Purchase Price of such Purchased Securities or Purchased Loans (or adjusted Purchase Price, if applicable, in the case of the Purchased Securities or Purchased Loans which are CDO Eligible Assets with an elected Original
Purchase Percentage of 77%) and the Price Differential with respect to such
Purchased Securities or Purchased Loans as of the date of such determination, minus all Income and cash actually received by Buyer in respect of such
Transaction pursuant to Sections 4(a), 5(b), 5(c), 5(d), 5(e) and 5(f) of this
Agreement.

     "Requirement of Law" shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other governmental authority whether now or hereafter enacted or in effect.

                                       18

     "Reserve Requirement" shall mean, with respect to any Pricing Rate Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period
(including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve
System or other governmental authority having jurisdiction with respect thereto)
dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board of
Governors) maintained by the Buyer.

     "Reset Date" shall mean, with respect to any Pricing Rate Period, the second Business Day preceding the first day of such Pricing Rate Period with respect to any Transaction.

     "Securities Account" shall mean a securities account or other account acceptable to Buyer the control of which in each case may be shifted to Buyer upon the occurrence of an Event of Default and which consists solely of cash and/or Permitted Investments (as defined in the Custodial Agreement) and/or CMBS and/or other investments acceptable to Buyer.

     "Securitization Document" shall mean, with respect to any Eligible
Securities, any pooling and servicing agreement or other agreement governing the issuance and administration of such Eligible Securities.

     "Seller" shall mean NRFC DB Holdings, LLC, a Delaware limited liability company.

     "Seller's Equity" shall mean an aggregate amount equal to the sum of the
Equity with respect to each Purchased Loan and Purchased Security and
Supplemental Equity Collateral, which amount and its relationship to the Minimum
Seller's Equity Requirement (i.e. lower than on the one hand or equal to or greater than on the other hand) shall determine the applicable "Original
Purchase Percentage," "CF Sweep Purchase Percentage" and "Margin Maintenance
Percentage" for each Transaction and the then current amount of the Repurchase
Price (excluding Price Differential) covered by the Guaranty.

     "Servicing Agreement" shall have the meaning specified in Section 29(b).

     "Servicing Records" shall have the meaning specified in Section 29(b).

     "Significant Purchased Loan Modification" means any modification or amendment of a Purchased Loan which

          (i) reduces the principal amount of the Purchased Loan in question other than (1) with respect to a dollar-for-dollar principal payment or (2)
     reductions of principal to the extent of deferred, accrued or capitalized interest added to principal which additional amount was not taken into account by Buyer in determining the related Purchase Price,

          (ii) increases the principal amount of a Purchased Loan other than increases which are derived from accrual or capitalization of deferred interest which is added to principal or protective advances,

                                       19

          (iii) modifies the regularly scheduled payments of principal and non-contingent interest of the Purchased Loan in question,

          (iv) changes the frequency of scheduled payments of principal and interest in respect of a Purchased Loan,

          (v) subordinates the lien priority of the Purchased Loan in question or the payment priority of the Purchased Loan in question other than subordinations required under the then existing terms and conditions of the
     Purchased Loan in question (provided, however, the foregoing shall not preclude the execution and delivery of subordination, nondisturbance and attornment agreements with tenants, subordination to tenant leases, easements, plats of subdivision and condominium declarations and similar instruments which in the commercially reasonable judgment of the Seller do not materially adversely affect the rights and interest of the holder of the Purchased Loan in question),

          (vi) releases any collateral for the Purchased Loan in question other than releases required under the then existing Purchased Loan documents or releases in connection with eminent domain or under threat of eminent domain,

          (vii) waives, amends or modifies any cash management or reserve account requirements of the Purchased Loan other than changes required under the then existing Purchased Loan documentation, or

          (viii) waives any due-on-sale or due-on-encumbrance provisions of the
     Purchased Loan in question other than waivers required to be given under the then existing Purchased Loan documents.

     "Single-Purpose Entity" shall mean a Person, other than an individual, which is formed or organized solely for the purpose of holding, directly and subject to this Agreement, the Portfolio Collateral, does not engage in any business unrelated to the Portfolio Collateral and the financing thereof, does not have any assets other than the Portfolio Collateral and the financing thereof, or any indebtedness other than as permitted by this Agreement, has its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, and holds itself out as being a Person, separate and apart from any other
Person.

     "Sponsor" shall mean Northstar Realty Finance Corp., a Maryland corporation.

     "Supplemental Due Diligence List" shall mean, with respect to any New
Collateral, information or deliveries concerning the New Collateral that Buyer shall reasonably request in addition to the Preliminary Due Diligence Package.

     "Supplemental Equity Collateral" shall mean cash or cash equivalents or other assets, if any, which Seller places in Buyer's sole possession and control and which Buyer elects in its sole discretion to permit Seller to own and to ascribe value to for the purpose of inclusion in Seller's Equity in order to meet the Minimum Seller's Equity Requirement.

                                       20

     "Survey" shall mean a certified ALTA/ACSM (or applicable state standards for the state in which the Collateral is located) survey of a Mortgaged Property prepared by a registered independent surveyor or engineer and in form and content satisfactory to the Buyer and the company issuing the Title Policy for such Property.

     "Target Price" shall mean, with respect to any Purchased Securities or
Purchased Loans as of any date, the amount (expressed in dollars) obtained by multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "Original Purchase Percentage" for such Purchased
Securities or such Purchased Loans, as defined in this Agreement.

     "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Title Policy" shall have the meaning specified in paragraph 8 of the first paragraph of Exhibit VI.

     "Transaction Conditions Precedent" shall have the meaning specified in
Section 3(b) of this Agreement.

     "Transaction Documents" shall mean, collectively, this Agreement, any applicable Annexes to this Agreement, the Guaranty, the Custodial Agreement and all Confirmations executed pursuant to this Agreement in connection with specific Transactions.

     "Trustee" shall mean, with respect to any Eligible Securities, the trustee under the Securitization Document applicable to such Eligible Securities.

     "Trust Receipt" shall mean a trust receipt issued by Custodian to Buyer confirming the Custodian's possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of the Buyer (or any other holder of such trust receipt) or a bailment arrangement with counsel or other third party acceptable to Buyer in its sole discretion.

     "UCC" shall have the meaning specified in Section 6 of this Agreement.

     "Underwriting Issues" shall mean, with respect to any Collateral as to which Seller intends to request a Transaction, all material information that has come to Seller's attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information), or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a reasonable institutional mortgage Buyer in determining whether to originate or acquire the Collateral in question.

     "Usage Fee" shall have the meaning specified in Section 3(f)(i) of this
Agreement.

                                       21

3.   INITIATION; CONFIRMATION; TERMINATION; FEES

     (a) Subject to the terms and conditions set forth in this Agreement
(including, without limitation, the "Transaction Conditions Precedent" specified in Section 3(b) of this Agreement), an agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below;
provided, however, that (i) the aggregate Repurchase Price (excluding the Price
Differential with respect to the Purchased Securities and Purchased Loans as of
the date of determination) for all Transactions shall not exceed the Facility
Amount and (ii) the Buyer shall not have any obligation to enter into
Transactions with the Seller after the Business Day prior to the three year anniversary date of the date of the Agreement. Seller shall give Buyer written notice of each proposed Transaction, including (x) designation of any assets during the CDO Ramp-Up Period as CDO Eligible Assets or Non-CDO Eligible Assets
and (y) with respect to any CDO Eligible Assets during the CDO Ramp-Up Period,
Seller's election of the Original Purchase Percentage as defined for such asset
(i.e., an Original Purchase Percentage equal to 77% or as specified for the applicable Rating Category or Collateral Type Grouping in Schedule I attached to this Agreement); provided, that, with respect to any CDO Eligible Asset during the CDO Ramp-Up Period, if Seller elects an Original Purchase Percentage equal to 77% instead of the "Original Purchase Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule I attached to this Agreement, then Seller shall be obligated to meet the requirements set forth in Section 12(r) of this Agreement. Any assets designated as CDO Eligible
Assets by Seller shall conform (in approximate terms as acceptable to Buyer) to the parameters set forth in Schedule II attached to this Agreement. Buyer shall inform Seller of Buyer's determination with respect to any assets proposed to be sold to Buyer by Seller solely in accordance with Exhibit VIII attached hereto.
Buyer shall have the right to review all Eligible Loans and Eligible Securities proposed to be sold to Buyer in any Transaction and to conduct its own due diligence investigation of such Eligible Loans and Eligible Securities as Buyer reasonably determines. Buyer shall be entitled to make a determination, in the exercise of its good faith business judgment, that it shall or shall not purchase any or all of the assets proposed to be sold to Buyer by Seller. On the
Purchase Date for the Transaction which shall be not less than three (3)
Business Days following the approval of an Eligible Loan or an Eligible Security by the Buyer in accordance with Exhibit VIII hereto, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase
Price to an account of Seller.

     (b) Upon Buyer agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent (as hereinafter defined) shall have been satisfied (or waived by Buyer), Buyer shall promptly deliver to Seller a written confirmation in the form of Exhibit I attached hereto of each
Transaction (a "Confirmation"). Such Confirmation shall describe the Purchased
Securities (including CUSIP number, if any) and/or Purchased Loans, shall identify Buyer and Seller, and shall set forth:

          (i)    the Purchase Date,

          (ii)   the Purchase Price for such Purchased Securities and/or
                 Purchased Loans,

          (iii)  the Repurchase Date,

                                       22

          (iv)  the Pricing Rate (including the Applicable Spread) applicable to the Transaction (with respect to CDO Eligible Assets, during and after the CDO Ramp-Up Period, as applicable),

          (v)   the Buyer's Margin Percentage (with respect to any CDO Eligible
                Asset during the CDO Ramp-Up Period, both the Buyer's Margin
                Percentage during the CDO Ramp-Up Period and after the CDO
                Ramp-Up Period),

          (vi)  solely with respect to CDO Eligible Assets for which a 77%
                Original Purchase Percentage is elected, the amount (which may be set forth in an attachment to such Confirmation) required to be deposited into the Securities Account or provided as a
                Letter of Credit, and

          (vii) any additional terms or conditions not inconsistent with this
                Agreement. With respect to any Transaction, the Pricing Rate shall be determined initially on the Pricing Rate Determination
                Date applicable to the first Pricing Rate Period for such
                Transaction, and shall be reset on each Reset Date for the next succeeding Pricing Rate Period for such Transaction. Buyer or its agent shall determine in accordance with the terms of this
                Agreement the Pricing Rate on each Pricing Rate Determination
                Date for the related Pricing Rate Period and notify Seller of such rate for such period on the Reset Date. For purposes of this Section 3(b), the "Transaction Conditions Precedent" shall be deemed to have been satisfied with respect to any proposed
                Transaction if:

               (A) no Default or Event of Default under this Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

               (B) Seller shall have certified to Buyer in writing the
          acquisition cost of such Assets (including therein reasonable supporting documentation required by the Buyer, if any);

               (C) the representations and warranties made by Seller in any of the Transaction Documents shall be true and correct in all material respects as of the Purchase Date for such Transaction (except to the extent such representations and warranties are made as of a particular date);

               (D) Buyer shall have (A) determined, in accordance with the applicable provisions of Section 3(a) of this Agreement, that the
          Assets proposed to be sold to Buyer by Seller in such Transaction are
          Eligible Securities and/or Eligible Loans and (B) obtained internal credit approval for the inclusion of such Eligible Securities and/or
          Eligible Loans as Purchased Securities and/or Purchased Loans in a
          Transaction and that following the consummation of the proposed
          Transaction, the Concentration Limit shall be satisfied;

                                       23

               (E) Seller shall have paid to Buyer the Usage Fee due and payable
          (which amount, upon the agreement of Buyer and Seller, may be held back from funds remitted to Seller by Buyer); and

               (F) with respect to any proposed Transaction for Securities in the event the Seller or an Affiliate of the Seller owns the Related
          Securities, the Seller shall have caused ownership of the Related
          Securities to be transferred to the Seller simultaneous with or prior to the purchase of the Purchased Securities by Buyer and delivered to the Buyer a power of attorney, bond powers and any other documentation reasonably required by the Buyer sufficient to permit the Buyer upon the occurrence and during the continuance of an Event of Default to register the transfer of the Related Securities from Seller to Buyer or its designee.

     (c) Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless specific objection is made no less than three (3) Business Days after the date thereof.
In the event of any conflict between the terms of such Confirmation and the terms of this Agreement, the Confirmation shall prevail. An objection with respect to any Confirmation must state specifically that the writing is an objection, must specify the provision(s) of such Confirmation being objected to by Seller, must set forth such provision(s) in the manner that the Seller believes such provisions should be stated, and must be received by Buyer no more than three (3) Business Days after such Confirmation is received by Seller.

     (d) No Transaction shall be terminable on demand by Buyer (other than upon the occurrence and during the continuance of an Event of Default by Seller).
Seller shall be entitled to terminate a Transaction in whole or in part on demand and repurchase all or a portion of the Purchased Securities and/or
Purchased Loans subject to a Transaction on any Business Day prior to the
Repurchase Date (an "Early Repurchase Date"); provided, however, that:

          (i)    Seller repurchases on such Early Repurchase Date, all or the applicable portion of the Purchased Securities and/or Purchased
                 Loans subject to such Transaction which Seller has elected to repurchase,

          (ii)   Seller notifies Buyer in writing of its intent to terminate such Transaction and repurchase such Purchased Securities
                 and/or Purchased Loans no later than five (5) Business Days prior to such Early Repurchase Date,

          (iii)  on such Early Repurchase Date Seller pays to Buyer an amount equal to the sum of the Repurchase Price for such Transaction
                 (or, in the case of a termination of a Transaction in part an amount acceptable to the Buyer in the exercise of its good faith business judgment but not more than such Repurchase
                 Price), the Exit Fee, if any, and any other amounts payable under this Agreement (including, without limitation, Section
                 3(i) of this Agreement) with respect to such Transaction
                 against transfer to the Seller or its agent of such Purchased
                 Securities and/or Purchased Loans, and

                                       24

          (iv)   on such Early Repurchase Date, in addition to the amounts set forth in subclause (iii) above, Seller pays to Buyer, on
                 account of each Purchased Security or Purchased Loan not
                 subject to termination, an amount sufficient to reduce the
                 Repurchase Price for each Purchased Security and each Purchased
                 Loan to the Target Price for each such Purchased Security and
                 Purchased Loan.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Securities and/or Purchased Loans to be repurchased on such Early Repurchase Date.

     (e) On the Repurchase Date, termination of the Transactions will be effected by transfer to Seller or its agent of the Purchased Securities and
Purchased Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5 of this Agreement) against the simultaneous transfer of the Repurchase Price to an account of Buyer. Notwithstanding the foregoing, provided all of the Extension Conditions (as hereinafter defined) shall have been satisfied, the Repurchase Date shall be extended with respect to all of the
Transactions until the first (1st) anniversary of the originally scheduled
Repurchase Date (or if such day is not a Business Day, the next succeeding
Business Day) (all of the other terms and conditions of such Transactions remaining the same). For purposes of the preceding sentence, the "Extension
Conditions" shall be deemed to have been satisfied if:

          (i)    Seller shall have given Buyer written notice, not less than thirty (30) days prior to the originally scheduled Repurchase
                 Date, of Seller's desire to extend the Repurchase Date;
                 provided; that if Seller fails to give such notice, the Seller shall be deemed to have notified Buyer of its desire to extend the originally scheduled Repurchase Date,

          (ii)   no Default or Event of Default under this Agreement shall have occurred and be continuing as of the originally scheduled
                 Repurchase Date,

          (iii)  Seller shall have paid Buyer an extension fee in an amount equal to one-quarter of one percent (0.25%) of the aggregate outstanding Repurchase Price of all Transactions as of the
                 Business Day prior to the originally scheduled Repurchase Date,
                 and

          (iv)   on the originally scheduled Repurchase Date, in addition to the amounts set forth in subclause (iii) above, Seller pays to
                 Buyer, on account of each Purchased Security or Purchased Loan, an amount sufficient to reduce the Repurchase Price for each
                 Purchased Security and each Purchased Loan to the Target Price for each such Purchased Security and Purchased Loan.

In the event the Repurchase Date is extended pursuant to this Section 3(e) of this Agreement, then Seller shall be required to terminate all Transactions in part (without the payment of any Exit Fee if the termination payment is not made in connection with an Early Repurchase Date) by paying 25%, 50% and 75% of the aggregate outstanding Repurchase Price, determined as of the Business Day prior to the third anniversary of the date of this Agreement, by not later than

                                       25

the later of the Remittance Dates occurring in March, June and September 2008, respectively (including, without limitation, by terminating Transactions on demand on Early Repurchase Dates pursuant to Section 3(d))and by paying any unpaid portion of the Repurchase Price of all Transactions on the Repurchase
Date.

     (f)

          (i)  On the last day of the CDO Ramp-Up Period, Seller shall pay Buyer a usage fee (a "Usage Fee") in an amount equal to 0.60% of the
               Purchase Price specified in the related Confirmation with respect to each Transaction consummated during the CDO Ramp-Up Period where the related Purchased Loan or Purchased Security was not included in a DBSI CDO. After the CDO Ramp-Up Period, on each
               Purchase Date, Seller shall pay Buyer a Usage Fee in an amount equal to 0.60% of the Purchase Price specified in the related
               Confirmation with respect to such Transaction. If a DBSI CDO is consummated during the CDO Ramp-Up Period and Sponsor or its
               Affiliate is obligated to pay to Deutsche Bank Securities, Inc.
               any structuring and placement fees in connection therewith,
               Sponsor or its Affiliate, as applicable, shall be entitled to credit any Usage Fees (as defined in the Original Repurchase
               Agreement) paid under the Original Repurchase Agreement during the period from December 21, 2004 through the date of this
               Agreement against such structuring and placement fees.

          (ii) Seller shall pay Buyer the Exit Fee with respect to any
               Transaction which is terminated for any reason (other than an
               Event of Default on the part of the Buyer) prior to the
               Repurchase Date; provided, that the Exit Fee shall be waived by the Buyer if the reason for the termination is (1) principal payments (including prepayments and repayments) received on the related Purchased Securities or Purchased Loans (whether at maturity or otherwise), (2) the related Purchased Securities or
               Purchased Loans are simultaneously included in a DBSI CDO, (3)
               the Market Value determined by the Buyer for such Purchased
               Securities or Purchased Loans has decreased by more than 25% from such Market Value as of the related Purchase Date or (4) if the
               DBSI CDO is not consummated during the CDO Ramp-Up Period and
               Deutsche Bank Securities, Inc. has terminated its engagement to underwrite a DBSI CDO on or before the end of the CDO Ramp-Up
               Period.

     (g) If prior to the first day of any Pricing Rate Period with respect to any Transaction, (i) Buyer shall have determined in the exercise of its reasonable business judgment (which determination shall be conclusive and binding upon Seller) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO
Rate for such Pricing Rate Period, or (ii) the LIBO Rate determined or to be determined for such Pricing Rate Period will not adequately and fairly reflect the cost to Buyer (as determined and certified by Buyer) of making or maintaining Transactions during such Pricing Rate Period, Buyer shall give telecopy or telephonic notice thereof to Seller as soon as

                                       26

practicable thereafter. If such notice is given, the Pricing Rate with respect to such Transaction for such Pricing Rate Period, and for any subsequent Pricing
Rate Periods until such notice has been withdrawn by Buyer, shall be a per annum rate equal to the Federal Funds Rate plus the Applicable Spread (the
"Alternative Rate").

     (h) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Buyer to effect Transactions as contemplated by the
Transaction Documents, (a) the commitment of Buyer hereunder to enter into new
Transactions and to continue Transactions as such shall forthwith be canceled, and (b) the Transactions then outstanding shall be converted automatically to
Alternative Rate Transactions on the last day of the then current Pricing Rate
Period or within such earlier period as may be required by law. If any such conversion of a Transaction occurs on a day which is not the last day of the then current Pricing Rate Period with respect to such Transaction, Seller shall pay to Buyer such amounts, if any, as may be required pursuant to Section 3(i)
of this Agreement.

     (i) Upon demand by Buyer, Seller shall indemnify Buyer and hold Buyer harmless from any net actual, out-of-pocket loss or expense (not to include any lost profit or opportunity) (including, without limitation, reasonable attorneys' fees and disbursements) which Buyer may sustain or incur as a consequence of (i) default by the Seller in terminating any Transaction after the Seller has given a notice in accordance with Section 3(d) of a termination of a Transaction, (ii) any payment of the Repurchase Price on any day other than a Remittance Date or the Repurchase Date (including, without limitation, any such reasonable actual, out-of-pocket loss or expense arising from the reemployment of funds obtained by Buyer to maintain Transactions hereunder or from fees payable to terminate the deposits from which such funds were obtained)
or (iii) a default by Seller in selling Eligible Securities after Seller has notified Buyer of a proposed Transaction and Buyer has agreed to purchase such
Eligible Securities in accordance with the provisions of this Agreement. A certificate as to such costs, losses, damages and expenses, setting forth the calculations therefor shall be submitted promptly by Buyer to Seller and shall be prima facie evidence of the information set forth therein.

     (j) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over Buyer made subsequent to the date hereof:

          (i)    shall subject Buyer to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Security or
                 Purchased Loan or any Transaction, or change the basis of
                 taxation of payments to Buyer in respect thereof (except for income taxes and any changes in the rate of tax on Buyer's overall net income);

          (ii)   shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of

                                       27

                 Buyer which is not otherwise included in the determination of the LIBO Rate hereunder; or

          (iii)  shall impose on Buyer any other condition;

and the result of any of the foregoing is to increase the cost to Buyer, by an amount which Buyer deems, in the exercise of its reasonable business judgment, to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof;
then, in any such case, Seller shall promptly pay Buyer, upon its demand, any additional amounts necessary to compensate Buyer for such increased cost or reduced amount receivable. If Buyer becomes entitled to claim any additional amounts pursuant to this Section 3(j), it shall, within ten (10) Business Days of such event, notify Seller of the event by reason of which it has become so entitled. Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Buyer to Seller and shall be prima facie evidence of such additional amounts. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

     (k) If Buyer shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Buyer's or such corporation's policies with respect to capital adequacy) by an amount deemed by
Buyer, in the exercise of its reasonable business judgment, to be material, then from time to time, after submission by Buyer to Seller of a written request therefor, Seller shall pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction. Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by
Buyer to Seller and shall be prima facie evidence of such additional amounts.
This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

     (a) Seller shall have the right, from time to time and without the payment of any Exit Fee, to transfer cash to Buyer for the purpose of reducing the
Repurchase Price on, but not terminating, a Transaction for a Purchased Security or Purchased Loan on a date before the Repurchase Date; provided that, any Exit
Fee required to be paid in connection with a repurchase on an Early Repurchase
Date of a Purchased Security or Purchased Loan previously subject to any
Repurchase Price reduction pursuant to this Section 3(l) shall be calculated by using the Repurchase Price calculated without regard to any reduction pursuant to this Section 3(l) of this Agreement.

                                       28

4.   MARGIN MAINTENANCE

     (a) If, at any time (including, with respect to any Purchased Security or
Purchased Loan, by way of failure of any of the representations and warranties set forth in Section 10(B)(vii), (ix) or (xx) (in the case of clause (xx), with respect to the affected Purchased Securities or Purchased Loans only)), the
Market Value of any of the Purchased Securities or any of the Purchased Loans
shall be less than the Buyer's Margin Amount for such Purchased Securities or
Purchased Loans, respectively (a "Margin Deficit"), then Buyer may by notice to
Seller require Seller to transfer to Buyer (without the payment of any Exit Fee)
(A) cash or (B) additional collateral acceptable to Buyer in its sole and absolute discretion, so that the sum obtained by adding the Market Value of each of the Purchased Securities or Purchased Loans for which a Margin Deficit exists plus such cash and additional collateral shall equal or exceed the Deficit Cure
Amount for such Purchased Securities or Purchased Loans, respectively, as of the same date. Seller's failure to cure any Margin Deficit as required by the preceding sentence shall constitute an Event of Default under the Transaction
Documents and shall entitle Buyer to exercise its remedies under Section 14 of this Agreement (including, without limitation, the liquidation remedy provided for in Section 14(a)(iv) of this Agreement).

     (b) If any time the Market Value of any Purchased Security in any Rating
Category or Purchased Loan in any Collateral Type Grouping multiplied by the
"Original Purchase Percentage" for such Rating Category or such Collateral Type
Grouping (or in the case of a CDO Eligible Asset during the CDO Ramp-Up Period, the Original Purchase Percentage equal to 77%, if so elected by Seller) as such
Original Purchase Percentage may be adjusted in accordance with this Agreement shall be greater than the Repurchase Price for the Transaction relating to such
Purchased Security or Purchased Loan, respectively (a "Margin Excess") then
Seller may by notice to Buyer require Buyer to transfer to Seller cash in an amount (expressed in dollars) up to the Margin Excess; provided, that any such transfer of cash (1) shall be subject to the restrictions set forth in the parenthetical in and the proviso to the definition of "Purchase Price", (2)
shall not be in an amount less than $500,000 and (3) shall be evidenced by amended and restated Confirmations.

     (c) If any notice is given by Buyer under Section 4(a) of this Agreement on any Business Day, the Seller shall transfer cash or additional collateral as provided in Section 4(a) by no later than seventy-two (72) hours after the giving of such notice. Notice required pursuant to Section 4(a) of this
Agreement may be given by any means of telecopier or telegraphic transmission and shall be delivered in accordance with the terms of this Agreement. The failure of Buyer, on any one or more occasions, to exercise its rights under
Section 4(a) of this Agreement shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer or
Seller to do so at a later date. Buyer and Seller agree that any failure or delay by Buyer to exercise its rights under Section 4(a) of this Agreement shall not limit such party's rights under this Agreement or otherwise existing by law or in any way create additional rights for such party.

     (d) Any additional collateral transferred to Buyer pursuant to Section 4(a)
of this Agreement with respect to any Purchased Securities or any Purchased
Loans shall be attributed to increasing the aggregate Market Value of such
Purchased Securities or Purchased Loans, respectively, for which there was a
Margin Deficit. Any cash transferred to Buyer pursuant to

                                       29

Section 4(a) of this Agreement with respect to any Purchased Securities or any
Purchased Loans shall be attributed to decreasing the Repurchase Price for such
Purchased Security or Purchased Loan, respectively, for which there was a Margin
Deficit.

5.   INCOME PAYMENTS AND PRINCIPAL PAYMENTS

     (a) The Cash Management Account shall be established at the Depository concurrently with the execution and delivery of this Agreement by Seller and
Buyer. Buyer shall have sole dominion and control over the Cash Management
Account, which shall be an interest-bearing account as to which the Seller has
"view only" rights. All Income in respect of the Portfolio Collateral and any payments in respect of associated Hedging Transactions, as well as any interest received from the reinvestment of such Income, shall be deposited directly into the Cash Management Account and shall be remitted by the Depository in accordance with the applicable provisions of Sections 5(b), 5(c), 5(d), 5(e),
5(f) and 14(a)(i) of this Agreement.

     (b) With respect to Purchased Loans, Seller shall deliver to each
Mortgagor, issuer of a participation or borrower under a Purchased Loan an irrevocable direction letter in the form attached as Exhibit IX to this
Agreement instructing the Mortgagor, issuer of a participation or borrower to pay all amounts payable under the related Purchased Loan to the Cash Management
Account and shall provide to Buyer proof of such delivery. If a Mortgagor, issuer of a participation or borrower forwards any Income with respect to a
Purchased Loan to Seller rather than directly to the Cash Management Account,
Seller shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor, issuer of a participation or borrower and make other commercially reasonable efforts to cause such Mortgagor, issuer of a participation or borrower to forward such amounts directly to the Cash
Management Account and (ii) immediately deposit in the Cash Management Account any such amounts.

     (c) So long as no Event of Default or CF Sweep Event shall have occurred and be continuing, all Income received by the Depository in respect of the
Portfolio Collateral and the associated Hedging Transactions (other than
Principal Payments and net sale proceeds) during each Collection Period shall be applied by the Depository on the related Remittance Date as follows:

          (i)    first, to remit to Buyer an amount equal to the Price
                 Differential which has accrued and is outstanding as of such
                 Remittance Date;

          (ii)   second, to remit to counterparties of the associated Hedging
                 Transactions an amount equal to the payments required, if any, on such associated Hedging Transactions as of the such
                 Remittance Date; and

          (iii)  third, to remit to Seller the remainder, if any.

     (d) So long as no Event of Default or CF Sweep Event shall have occurred and be continuing, any Principal Payment and any net sale proceeds in excess of the related Repurchase Price in respect of any Portfolio Collateral which is a portion of the Income received by the Depository during each Collection Period shall be applied by the Depository on the related Remittance Date in the following order of priority:

                                       30

          (i)    first, to make a payment to Buyer on account of the Repurchase
                 Price of the Purchased Securities or Purchased Loans in respect of which such Principal Payment has been received, until the
                 Repurchase Price for such Purchased Securities or Purchased
                 Loans has been reduced to the Target Price for such Purchased
                 Securities or Purchased Loans, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment);

          (ii)   second, to make a payment on account of the Repurchase Price of any other Purchased Securities or Purchased Loans as to which the Repurchase Price exceeds the Target Price (for this
                 purpose, making such payment in the order of those Purchased
                 Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price), until the
                 aggregate Repurchase Price for all of such Purchased Securities or Purchased Loans has been reduced to the aggregate Target
                 Price for all of the Purchased Securities or Purchased Loans,
                 respectively as of the date of such payment (as determined by
                 Buyer after giving effect to such Principal Payment and
                 application of net sale proceeds); and

          (iii)  third, to remit to Seller the remainder of such Principal
                 Payment or net sale proceeds.

     (e) If a CF Sweep Event shall have occurred and be continuing, all Income
(including Principal Payments and any net sale proceeds in excess of the related
Repurchase Price) received by the Depository in respect of the Portfolio
Collateral and the associated Hedging Transactions during each Collection Period shall be applied by the Depository on the related Remittance Date in the following order of priority:

          (i)    first, to remit to Buyer an amount equal to the Price
                 Differential which has accrued and is outstanding in respect of all of the Purchased Securities and Purchased Loans as of such
                 Business Day;

          (ii)   second, to make a payment to Buyer on account of the Repurchase
                 Price of the Purchased Securities or Purchased Loans in respect of which such CF Sweep Event occurred, until the Repurchase
                 Price for such Purchased Securities or Purchased Loans has been reduced to the amount (expressed in dollars) obtained by
                 multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "CF Sweep
                 Purchase Percentage" applicable to such Purchased Securities or
                 Purchased Loans, as set forth in Schedule I attached to this
                 Agreement, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal
                 Payment and application of net sale proceeds);

          (iii)  third, to make a payment on account of the Repurchase Price of any other Purchased Securities or Purchased Loans as to which a
                 CF Sweep Event shall have occurred (for this purpose, making such payment in the order of

                                       31

                 those Purchased Securities or Purchased Loans whose Repurchase
                 Price exceeds the product of the related Market Value by the related "CF Purchase Sweep Percentage" by the largest to
                 smallest excess), until the aggregate Repurchase Price for all of such Purchased Securities or Purchased Loans has been
                 reduced to the amount (expressed in dollars) obtained by
                 multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "CF Sweep
                 Purchase Percentage" applicable to such Purchased Securities or
                 Purchased Loans, as set forth in Schedule I attached to this
                 Agreement, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal
                 Payment and application of net sale proceeds);

          (iv)   fourth, to make a payment to Buyer on account of the Repurchase
                 Price of the Purchased Securities or Purchased Loans in respect of which such Principal Payment has been received, until the
                 Repurchase Price for such Purchased Securities or Purchased
                 Loans has been reduced to the Target Price for such Purchased
                 Securities or Purchased Loans, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment and application of net sale proceeds);

          (v)    fifth, to make a payment on account of the Repurchase Price of any other Purchased Securities or Purchased Loans as to which the Repurchase Price exceeds the Target Price (for this
                 purpose, making such payment in the order of those Purchased
                 Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price), until the
                 aggregate Repurchase Price for all of such Purchased Securities or Purchased Loans has been reduced to the aggregate Target
                 Price for all of the Purchased Securities or Purchased Loans,
                 respectively as of the date of such payment (as determined by
                 Buyer after giving effect to such Principal Payment and
                 application of net sale proceeds);

          (vi)   sixth, to remit to counterparties of the associated Hedging
                 Transactions an amount equal to the payments required, if any, on such associated Hedging Transactions as of such Business
                 Day; and

          (vii)  seventh, to remit to Seller the remainder.

     (f) If an Event of Default shall have occurred and be continuing, all
Income received by the Depository in respect of the Portfolio Collateral and the associated Hedging Transactions shall be applied by the Depository on the
Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

          (i)    first, to remit to Buyer an amount equal to the Price
                 Differential which has accrued and is outstanding in respect of all of the Purchased Securities and Purchased Loans as of such
                 Business Day;

                                       32

          (ii)   second, to make a payment to Buyer on account of the Repurchase
                 Price of the Purchased Securities and Purchased Loans until the
                 Repurchase Price for all of the Purchased Securities and all of
                 the Purchased Loans has been reduced to zero;

          (iii)  third, to remit to counterparties of the associated Hedging
                 Transactions an amount equal to the payments required, if any, on such associated Hedging Transactions as of such Business
                 Day; and

          (iv)   fourth, to remit to Seller the remainder.

6.   SECURITY INTEREST

     The Buyer and Seller intend that all Transactions hereunder be sales to the
Buyer of the Purchased Securities and Purchased Loans and not loans from the
Buyer to Seller secured by the Purchased Securities and Purchased Loans.
However, in the event any such Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the "Collateral") to the Buyer to secure the payment and performance of all other amounts or obligations owing to the Buyer pursuant to this Agreement and the related documents described herein:

     (a) the Purchased Securities and all "securities accounts" (as defined in
Section 8-501(a) of the UCC) to which any or all of the Purchased Securities are credited;

     (b) the Purchased Loans, Purchased Loan Documents, Servicing Agreements,
Servicing Records, insurance relating to the Purchased Loans, and collection and escrow accounts relating to the Purchased Loans;

     (c) the Hedging Transactions;

     (d) the Cash Management Account and all monies from time to time on deposit in the Cash Management Account;

     (e) all "general intangibles", "accounts" and "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

     (f) all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

     The Buyer's security interest in the Collateral shall terminate only upon termination of the Seller's obligations under this Agreement and the documents delivered in connection herewith and therewith. Upon such termination, Buyer shall deliver to Seller such UCC termination statements and other release documents as may be commercially reasonable and to return the Portfolio
Collateral to Seller. For purposes of the grant of the security interest pursuant to Section 6 of this Agreement, this Agreement shall be deemed to constitute a security

                                       33

agreement under the New York Uniform Commercial Code (the "UCC"). Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Seller, at its sole cost and expense, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements (collectively, the "Filings"), and shall forward copies of such Filings to Buyer upon completion thereof, and (b) Seller shall from time to time take such further actions as may be reasonably requested by Buyer to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder).

7.   PAYMENT, TRANSFER AND CUSTODY

     (a) On the Purchase Date for each Transaction, ownership of the Portfolio
Securities and/or Purchased Loans shall be transferred to Buyer or its designee
(including the Custodian) against the simultaneous transfer of the Purchase
Price to an account of Seller specified in the Confirmation relating to such
Transaction.

     (b) On or prior to the applicable Purchase Date, the Seller shall deliver the related Portfolio Securities re-registered in the name of the Buyer or other designee of the Buyer in accordance with the Custodial Agreement and the Buyer or its other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such
Portfolio Securities as the owner thereof, and in connection therewith, the right to deposit and deliver any and all of the Portfolio Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Buyer may determine. The Portfolio Securities shall be held by the Buyer or its designee, as exclusive bailee and agent for the Buyer, either directly or through the facilities of a Relevant System, as
"securities intermediary" (as defined in Section 8-102(a)(14) of the UCC and 31
C.F.R. Section 357.2) and credited to the "securities account" (as defined in
Section 8-501(a) of the UCC) of the Buyer. The Buyer, as "entitlement holder"
(as defined in Section 8-102(a)(7) of the UCC) with respect to the Portfolio
Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Any such dividends or distributions with respect to the
Portfolio Securities received by the Seller shall be promptly remitted to the
Cash Management Account.

     (c) With respect to Portfolio Securities that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, the Seller shall cause the registration of such security or other item of investment property in the name of Buyer or its designee and at the request of the Buyer, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the reasonable opinion of the Buyer, to effect a legally valid transfer to Buyer hereunder. With respect to Portfolio Securities that shall be delivered or held in definitive, certificated form, the Seller shall deliver to the Buyer or its designee (which shall be the Custodian initially) the original of the relevant certificate registered in the name of the Buyer or its designee.
Unless otherwise instructed by Buyer, any delivery of a security or other item of investment property in definitive, certificated form shall be made to the
Custodian. With respect to Portfolio Securities that shall be delivered through a Relevant System in book entry form and credited to or otherwise held in a securities account, the Seller shall take such actions necessary to provide

                                       34

instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to register the transfer of
Portfolio Securities from Seller to Buyer or its designee. In connection with any account to which the Portfolio Securities are credited or otherwise held, the Seller shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Buyer, to effect a legally valid transfer to Buyer hereunder. Any account to which the Portfolio
Securities are credited or otherwise held shall be designated in accordance with the Custodial Agreement or such variation thereon as the Buyer may direct. Any delivery of a Portfolio Security in accordance with this paragraph, or any other method acceptable to the Buyer, shall be sufficient to cause the Buyer to be the
"entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to the Portfolio Securities and, if the Transaction is recharacterized as a secured financing, to have a perfected first priority security interest therein.
No Portfolio Securities, whether certificated or uncertificated, shall remain in the name, or possession, of Seller or any of its agents or in any securities account in the name of Seller or any of its agents.

     (d) Except to the extent waived by Buyer in its sole discretion, as a condition to Buyer's purchase of any Purchased Securities, Seller shall deliver to Buyer on or prior to the Purchase Date:

     With respect to each Purchased Security:

          (i)    copies of the executed Securitization Document governing such
                 Securities, and the offering documents related to such
                 Purchased Securities and any ancillary documents required to be delivered to holders of the Purchased Securities under such
                 Securitization Document, each certified by the Seller as a true, correct and complete copy of the original document
                 delivered to the Seller;

          (ii)   one or more officer's certificates with respect to the
                 completeness of the documents delivered and one or more
                 opinions of counsel as may be reasonably requested by Buyer,

          (iii)  an instruction letter from the Seller to the Trustee under such
                 Securitization Document, instructing the Trustee to remit all sums required to be remitted to the holder of such Purchased
                 Securities under such Securitization Document to the Depository or as otherwise directed in a written notice signed by Seller and Buyer,

          (iv)   copies of all distribution statements, if any, delivered to the
                 Seller pursuant to such Securitization Document during the three-month period immediately preceding such Purchase Date,
                 and

          (v)    any other documents or instruments necessary in the reasonable opinion of the Buyer to consummate the sale of such Purchased
                 Securities to the Buyer or, if such Transaction is
                 recharacterized as a secured financing, to create and perfect in favor of Buyer a valid perfected first priority security interest in such Purchased Securities.

                                       35

     (e) On or before each Purchase Date, Seller shall deliver or cause to be delivered to Buyer or its designee the Custodial Delivery in the form attached hereto as Exhibit IV; provided, that notwithstanding the foregoing, upon request of the Seller, the Buyer in its sole discretion may elect to permit the Seller to make such delivery by not later than the third (3rd) Business Day after the related Purchase Date, so long as the Seller causes an Acceptable Attorney to deliver to the Buyer and the Custodian an Attorney's Bailee Letter on or prior to such Purchase Date. In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan, the Seller shall deliver or cause to be delivered and released to the Custodian the following original documents (collectively, the
"Purchased Loan File"), pertaining to each of the Purchased Loans identified in the Custodial Delivery delivered therewith:

     With respect to each Purchased Loan secured by a Mortgage:

          (i)    The original Mortgage Note bearing all intervening
                 endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the
                 "Last Endorsee") by an authorized Person (in the event that the
                 Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last
                 Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

          (ii)   The original of any loan agreement and guarantee executed in connection with the Mortgage Note (if any).

          (iii)  The original Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for
                 recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

          (iv)   The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

          (v)    The original Assignment of Mortgage in blank for each Purchased
                 Loan, in form and substance acceptable to Buyer and signed in the name of the Last Endorsee (in the event that the Purchased
                 Loan was acquired by the Last Endorsee in a merger, the
                 signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated while doing

                                       36

                 business under another name, the signature must be in the
                 following form: "[Last Endorsee], formerly known as [previous name]").

          (vi)   The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such
                 represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

          (vii)  The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same.

          (viii) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased
                 Loan.

          (ix)   The original assignment of leases and rents, if any, with
                 evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller, certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged
                 Property is located.

          (x)    The originals of all intervening assignments of assignment of leases and rents, if any, or copies thereof, with evidence of recording thereon.

          (xi)   A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation
                 statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC
                 assignments executed by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing.

          (xii)  An environmental indemnity agreement (if any).

          (xiii) An omnibus assignment in blank (if any).

          (xiv)  A disbursement letter from the Mortgagor to the original mortgagee (if any).

          (xv)   Mortgagor's certificate or title affidavit (if any).

          (xvi)  A survey of the Mortgaged Property (if any) as accepted by the title company for issuance of the Title Policy.

          (xvii) A copy of the Mortgagor's opinion of counsel (if any).

                                       37

          (xviii) An assignment of permits, contracts and agreements (if any).

     With respect to each Purchased Loan which is a mezzanine loan secured by a pledge of the entire (or such lesser percentage as the Buyer may approve) direct or indirect equity ownership interest of Seller in an entity that owns a multifamily or commercial property:

          (i)    The original Mezzanine Note signed in connection with the
                 Purchased Loan bearing all intervening endorsements, endorsed
                 "Pay to the order of __________ without recourse" and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form:
                 "[Last Endorsee], successor by merger to [name of
                 predecessor]"; in the event that the Purchased Loan was
                 acquired or originated by the Last Endorsee while doing
                 business under another name, the signature must be in the
                 following form: "[Last Endorsee], formerly known as [previous name]").

          (ii)   The original of the loan agreement and the guarantee, if any, executed in connection with the Purchased Loan.

          (iii)  The original intercreditor or loan coordination agreement, if any, executed in connection with the Purchased Loan.

          (iv)   The original security agreement executed in connection with the
                 Purchased Loan.

          (v)    Copies of all documents relating to the formation and
                 organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower's obtaining the Purchased Loan.

          (vi)   All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or
                 delivered in connection with, or otherwise relating to, such
                 Purchased Loan, including all documents establishing or
                 implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

          (vii)  The assignment of Purchased Loan sufficient to transfer to
                 Buyer all of Seller's rights, title and interest in and to the
                 Purchased Loan.

          (viii) A copy of the borrower's opinion of counsel (if any).

          (ix)   A copy of the UCC financing statements, certified as true and correct by the Seller, and all necessary UCC continuation
                 statements with evidence of filing thereon or copies thereof certified by the Seller to have been sent for filing, and UCC assignments executed by the Seller in blank, which UCC
                 assignments shall be in form and substance acceptable for
                 filing.

                                       38

          (x)    The original certificates representing the pledged equity
                 interests (if any).

          (xi)   Stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided.

          (xii)  Assignment of any management agreements, agreements among equity interest holders or other material contracts.

          (xiii) If no original stock certificate is provided, evidence (which may be an officer's certificate confirming such circumstances)
                 that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, the Seller.

     With respect to each Purchased Loan which is a participation interest
(including a junior or "B" note or participation and a senior participation) in a whole mortgage loan secured by a first lien on a multifamily or commercial property or a mezzanine loan secured by a pledge of the direct or indirect equity ownership interest of Seller in an entity that owns a multifamily or commercial property:

          (i)    the original or a copy of all of the documents described above with respect to a Purchased Loan secured by a Mortgage or
                 secured by a pledge of such ownership interests, as applicable;

          (ii)   the original participation certificate, if any, together with the original of any participation agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan; and

          (iii)  the assignment of Purchased Loan sufficient to transfer to
                 Buyer all of Seller's rights, title and interest in and to the
                 Purchased Loan.

     With respect to each Purchased Loan which is a syndicated bank loan:

          (i)    The original assignment and assumption agreement endorsed in blank sufficient to transfer to Buyer all of the Seller's
                 right, title and interest in and to the Purchased Loan;

          (ii)   The original promissory note, if any, bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the
                 "Last Endorsee") by an authorized Person (in the event that the
                 Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last
                 Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

          (iii)  The originals of all intervening assignments, if any, in blank for each Purchased Loan, in form and substance acceptable to
                 Buyer and signed in

                                       39

                 the name of the Last Endorsee (in the event that the Purchased
                 Loan was acquired by the Last Endorsee in a merger, the
                 signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated while doing business under another name, the signature must be in the
                 following form: "[Last Endorsee], formerly known as [previous name]");

          (iv)   Copies of any loan agreement and guarantee executed in
                 connection with the Purchased Loan;

          (v)    Copies of any security agreement, chattel mortgage or
                 equivalent document executed in connection with the Purchased
                 Loan;

          (vi)   A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation
                 statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC
                 assignments executed by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing;

          (vii)  Copies of the borrower's opinions of counsel or any other opinions for the benefit of lender (if any) with respect to such syndicated bank loan.

          (viii) Any other documents which Buyer may determine to be necessary to effectuate the sale, transfer, conveyance and assignment of such Purchased Loan.

     With respect to each Purchased Loan which is of the type described in clause (vi) of the definition of Eligible Loan: any of the documentation referred to above in this Section 7(e) of this Agreement which is determined by the Buyer to be necessary to effectuate the sale, transfer, conveyance and assignment of such Purchased Loan.

     In addition, with respect to each Purchased Loan, the Seller shall deliver an instruction letter from the Seller to either the Mortgagor or the borrower under such Purchased Loan or the servicer with respect to such Purchased Loan, instructing the Mortgagor, the borrower or the servicer, as applicable, to remit all sums required to be remitted to the holder of such Purchased Loan under the loan documents to the Depository for deposit in the Cash Management Account or as otherwise directed in a written notice signed by Seller and Buyer.

     From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to
Buyer a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation.

                                       40

Seller shall deliver such original documents to the Custodian promptly when they are received. With respect to all of the Purchased Loans delivered by Seller to
Buyer or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of Exhibit V attached hereto irrevocably appointing Buyer its attorney-in-fact with full power to (i)
complete and record the Assignment of Mortgage, (ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be reasonably necessary or desirable to enforce Buyer's rights against such
Purchased Loans and the related Purchased Loan Files and the Servicing Records.
Buyer shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the
Custodian. The Purchased Loan Files shall be maintained in accordance with the
Custodial Agreement. Any Purchased Loan Files not delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to Buyer or its designee. The possession of the Purchased Loan File by Seller or its designee is at the will of the Buyer for the sole purpose of servicing the related Purchased Loan, and such retention and possession by the Seller or its designee is in a custodial capacity only.
The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Loan to Buyer. Seller or its designee
(including the Custodian) shall release its custody of the Purchased Loan File only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Loans, is in connection with a repurchase of any Purchased Loan by Seller or as otherwise required by law.

     (f) Unless an Event of Default shall have occurred and be continuing, except as otherwise provided in Section 12(e) of this Agreement, Buyer shall exercise all voting and corporate rights with respect to the Portfolio
Securities in accordance with Seller's written instructions; provided, however, that Buyer shall not be required to follow Seller's instructions concerning any vote or corporate right if doing so would, in Buyer's good faith business judgment, impair the Portfolio Securities or be inconsistent with or result in any violation of any provision of the Transaction Documents. Upon the occurrence and during the continuation of an Event of Default, Buyer shall be entitled to exercise all voting and corporate rights with respect to the Portfolio
Securities without regard to Seller's instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller or the Sponsor, to the extent Seller controls or is entitled to control selection of the special servicer, Buyer may transfer such special servicing to an entity satisfactory to
Buyer).

8.   SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES

     (a) Title to all Purchased Securities and Purchased Loans shall pass to
Buyer on the applicable Purchase Date, and Buyer shall have free and unrestricted use of all Purchased Securities and Purchased Loans, subject, however, to the terms of this Agreement. Nothing in this Agreement or any other
Transaction Document shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities and Purchased Loans or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Securities and Purchased Loans, but no such transaction shall relieve Buyer of its obligations to transfer the

                                       41

Purchased Securities and/or Purchased Loans to Seller pursuant to Section 3 of this Agreement or of Buyer's obligation to credit or pay Income to, or apply
Income to the obligations of, Seller pursuant to Section 5 hereof.

     (b) Nothing contained in this Agreement or any other Transaction Document shall obligate Buyer to segregate any Purchased Securities or Purchased Loans delivered to Buyer by Seller. Notwithstanding anything to the contrary in this
Agreement or any other Transaction Document, no Purchased Security or Purchased
Loan shall remain in the custody of the Seller or an Affiliate of the Seller.

9.   RESERVED

10.  REPRESENTATIONS

     (a) Each of Buyer and Seller represents and warrants to the other that (i)
it is duly authorized to execute and deliver this Agreement, to enter into
Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal),
(iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this
Agreement and the Transactions hereunder will not violate any law, ordinance or rule applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

     (b) In addition to the representations and warranties in subsection (a)
above, Seller represents and warrants to Buyer that as of the Purchase Date for the purchase of any Purchased Securities or Purchased Loans by Buyer from Seller and any Transaction thereunder and as of the date of this Agreement and at all times while this Agreement and any Transaction thereunder is in full force and effect:

          (i)    Organization. Seller is duly incorporated, validly existing and in good standing under the laws and regulations of the state of
                 Seller's incorporation and is duly licensed, qualified, and in good standing in every state where such licensing or
                 qualification is necessary for the transaction of Seller's business. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under this
                 Agreement and the other Transaction Documents.

          (ii)   Due Execution; Enforceability. The Transaction Documents have been or will be duly executed and delivered by Seller, for good and valuable

                                       42

                 consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against
                 Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors'
                 rights generally and to equitable principles.

          (iii)  Non-Contravention. Neither the execution and delivery of the
                 Transaction Documents, nor consummation by Seller of the
                 transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them)
                 will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the Memorandum and Articles of
                 Association or similar organizational documents of Seller, (ii)
                 any contractual obligation to which Seller is now a party or the rights under which have been assigned to Seller or the obligations under which have been assumed by Seller or to which the assets of Seller are subject or constitute a default
                 thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of Seller, other than
                 pursuant to the Transaction Documents, (iii) any judgment or order, writ, injunction, decree or demand of any court
                 applicable to Seller, or (iv) any applicable Requirement of
                 Law, in the case of clauses (ii)-(iv) above, to the extent that such conflict or breach would have a material adverse effect upon Seller's ability to perform its obligations hereunder.
                 Seller has all necessary licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Portfolio Collateral and for the performance of its obligations under the Transaction Documents.

          (iv)   Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller, the
                 Sponsor or any of their respective assets, nor is there any action, suit, proceeding, investigation, or arbitration pending or threatened against the Sponsor which may result in any
                 material adverse change in the business, operations, financial condition, properties, or assets of Seller or the Sponsor, or which may have an adverse effect on the validity of the
                 Transaction Documents or the Purchased Securities or any action taken or to be taken in connection with the obligations of
                 Seller under any of the Transaction Documents. Seller is in compliance in all material respects with all Requirements of
                 Law. Neither Seller nor the Sponsor is in default in any
                 material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or
                 Governmental Authority.

          (v)    No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person (other than Buyer or an
                 Affiliate of Buyer) who may be entitled to any commission or compensation in connection with the sale of Purchased
                 Securities pursuant to any of the Transaction Documents.

                                       43

          (vi)   Good Title to Purchased Securities and Purchased Loans.
                 Immediately prior to the purchase of any Purchased Securities or Purchased Loans by Buyer from Seller, such Purchased
                 Securities and Purchased Loans are free and clear of any lien, encumbrance or impediment to transfer (including any "adverse claim" as defined in Section 8-102(a)(1) of the UCC), and
                 Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such
                 Purchased Securities and Purchased Loans to Buyer and, upon transfer of such Purchased Securities or Purchased Loans to
                 Buyer, Buyer shall be the owner of such Purchased Securities and Purchased Loans free of any adverse claim, subject to the rights of Seller pursuant to the terms of this Agreement. In the event the related Transaction is recharacterized as a
                 secured financing of the Purchased Securities or Purchased
                 Loans, the provisions of this Agreement are effective to create in favor of the Buyer a valid security interest in all rights, title and interest of the Seller in, to and under the
                 Collateral and the Buyer shall have a valid, perfected first priority security interest in the Purchased Securities or
                 Purchased Loans (and without limitation on the foregoing, the
                 Buyer, as entitlement holder, shall have a "security
                 entitlement" to the Purchased Securities).

          (vii)  No Default. No Default or Event of Default exists under or with respect to the Transaction Documents.

          (viii) Representations in Securitization Documents. All of the
                 Purchased Securities have been validly issued and are fully paid and non-assessable and not subject to preemptive rights and have been offered, issued and sold in compliance with all
                 Requirements of Law. To the extent that an Affiliate of the
                 Seller is a party thereto, the Securitization Documents are genuine, in full force and effect and the legal, valid and binding obligation of such Affiliate enforceable in accordance with their terms. The Securitization Documents have not been altered or modified in any material respect, except as
                 disclosed to the Buyer in writing. The Seller has not waived the performance of any action or any default, breach or
                 violation resulting from action or inaction under a
                 Securitization Document and has not been made aware of any such waiver. Except as disclosed to the Buyer in writing, there is no default, breach, violation or event of acceleration existing under a Securitization Document and no event has occurred
                 which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder.
                 Each Purchased Security is freely assignable and the related
                 Securitization Document permits the Seller to sell, assign or pledge such Purchased Security.

          (ix)   Representations and Warranties Regarding Purchased Loans;
                 Delivery of Purchased Loan File. Seller represents and warrants to the Buyer that each Purchased Loan sold hereunder and each pool of Purchased Loans

                                       44

                 sold in a Transaction hereunder, as of each Purchase Date for a
                 Transaction conform to the applicable representations and
                 warranties set forth in Exhibit VI attached hereto, except as disclosed to the Buyer in writing. It is understood and agreed that the representations and warranties set forth in Exhibit VI hereto, if any, shall survive delivery of the respective
                 Purchased Loan File to Buyer or its designee (including the
                 Custodian) to the extent permitted by applicable law. With respect to each Purchased Loan, the Mortgage Note or Mezzanine
                 Note, the Mortgage (if any), the Assignment of Mortgage (if
                 any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased
                 Loan have been delivered to the Buyer or the Custodian on its behalf. Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each
                 Purchased Loan, except for such documents the originals of which have been delivered to the Custodian.

          (x)    Adequate Capitalization; No Fraudulent Transfer. Seller has, as
                 of such Purchase Date, adequate capital for the normal
                 obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business
                 operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due. Seller has not become, or is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller's execution of or
                 performance under any of the Transaction Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction. Seller has not entered into any Transaction
                 Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

          (xi)   Consents. No consent, approval or other action of, or filing by
                 Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the
                 Transaction Documents (other than consents, approvals and
                 filings that have been obtained or made, as applicable).

          (xii)  Ownership. All of the membership interests in Seller are owned directly by the Sponsor.

          (xiii) Organizational Documents. Seller has delivered to Buyer certified copies of its organizational documents, together with all amendments thereto, if any.

          (xiv)  No Encumbrances. Subject to the terms of this Agreement, there are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Securities or Purchased Loans,
                 (ii) no agreements on the part of the Seller to issue, sell or distribute the Purchased Securities or Purchased Loans,

                                       45

                 and (iii) no obligations on the part of the Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Purchased Securities.

          (xv)   Federal Regulations. Seller is not (A) required to register as an "investment company" under the Investment Company Act of
                 1940, as amended, or (B) a "holding company," or a "subsidiary company of a holding company," or an "affiliate" of either a
                 "holding company" or a "subsidiary company of a holding
                 company," as such terms are defined in the Public Utility
                 Holding Company Act of 1935, as amended.

          (xvi)  Taxes. Seller has filed or caused to be filed all tax returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental
                 Authority except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP; no tax liens have been filed against any of Seller's assets and, to Seller's knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

          (xvii) ERISA. Seller does not have any Plans or any ERISA Affiliates and makes no contributions to any Plans or any Multiemployer
                 Plans.

          (xviii) Judgments/Bankruptcy. Except as disclosed in writing to Buyer, there are no judgments against Seller or the Sponsor
                 unsatisfied of record or docketed in any court located in the
                 United States of America and no Act of Insolvency has ever occurred with respect to Seller or the Sponsor.

          (xix)  Full and Accurate Disclosure. No information contained in the
                 Transaction Documents, or any written statement furnished by
                 Seller pursuant to the terms of the Transaction Documents, contains any untrue statement of a material fact or, to
                 Seller's knowledge, omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          (xx)   Financial Information. All financial data concerning Seller and, to Seller's knowledge, the Purchased Securities and
                 Purchased Loans that has been delivered by or on behalf of
                 Seller to Buyer is true, complete and correct in all material respects and has been prepared in accordance with GAAP. Since the delivery of such data, except as otherwise disclosed in writing to Buyer, there has been no change in the financial position of Seller or the Purchased Securities and Purchased
                 Loans, or in the results of operations

                                       46

                 of Seller, which change is reasonably likely to have in a
                 material adverse effect on Seller.

          (xxi)  Notice Address; Jurisdiction of Organization. On the date of this Agreement, the Seller's address for notices is located at
                 c/o NRFC Sub-REIT Corp., 527 Madison Avenue, New York, N.Y.
                 10022. Seller's jurisdiction of incorporation is Delaware. The location where the Seller keeps its books and records,
                 including all computer tapes and records relating to the
                 Collateral, is its notice address.

     (c) On the Purchase Date for any Transaction, Seller shall be deemed to have made all of the representations set forth in Section 10(b) of this
Agreement as of such Purchase Date.

11.  NEGATIVE COVENANTS OF SELLER

     On and as of the date hereof and each Purchase Date and until this
Agreement is no longer in force with respect to any Transaction, Seller shall not without the prior written consent of the Buyer:

     (a) take any action which would directly or indirectly impair or adversely affect Buyer's title to the Purchased Securities or the Purchased Loans;

     (b) transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Securities or the Purchased Loans (or any of them) to any Person other than Buyer, or engage in repurchase transactions or similar transactions with respect to the Purchased Securities or Purchased Loans (or any
of them) with any Person other than Buyer;

     (c) with respect to any Purchased Securities purchased by Buyer where the
Related Securities are owned by the Seller, transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of or pledge or hypothecate, directly or indirectly, any interest in the Related Securities
(including, without limitation, any securities which constitute the "controlling class" entitling the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities); provided, however, that this subsection (c) shall not apply or be operative as to any
Purchased Securities as to which Seller has delivered an agreement reasonably satisfactory to Buyer irrevocably conveying, transferring and pledging to Buyer the right to control the selection of the special servicer for the related mortgage loans;

     (d) create, incur or permit to exist any lien, encumbrance or security interest in or on the Purchased Securities or the Purchased Loans, except as described in Section 6 of this Agreement;

     (e) create, incur or permit to exist any lien, encumbrance or security interest in or on any of the other Collateral subject to the security interest granted by Seller pursuant to Section 6 of this Agreement;

     (f) own any Supplemental Equity Collateral or, to the extent under its control, modify in any material respect or terminate any of the organizational documents of Seller or Sponsor;

                                       47

     (g) consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Portfolio Securities or the Purchased Loans other than Permitted
Purchased Loan Modifications;

     (h) admit any additional members in Seller, or permit the sole member of
Seller to assign or transfer all or any portion of its membership interests in
Seller in a manner which would result in a Change of Control;

     (i) at any time after an Event of Default has occurred and is continuing, vote or take any action to exercise any rights afforded to a holder of the
Portfolio Securities under the related Securitization Documents; or

     (j) after the occurrence and during the continuation of any Default or
Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller.

12.  AFFIRMATIVE COVENANTS OF SELLER

     (a) Seller shall promptly notify Buyer of any material adverse change in its business operations and/or financial condition; provided, however, that nothing in this Section 12 shall relieve Seller of its obligations under this
Agreement.

     (b) Seller shall provide Buyer with copies of such documents as Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 10.

     (c) Seller (1) shall defend the right, title and interest of the Buyer in and to the Collateral against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests by or through Buyer) and (2) shall, at Buyer's reasonable request, take all action necessary to ensure that Buyer will have a first priority security interest in the Purchased Securities and Purchased Loans subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

     (d) Seller shall notify Buyer and the Depository of the occurrence of any
Default or Event of Default with respect to Seller as soon as possible but in no event later than the second (2nd) Business Day after obtaining actual knowledge of such event.

     (e) Seller shall cause the special servicer rating of the special servicer with respect to all mortgage loans underlying Portfolio Securities to be no lower than "above average" by Standard & Poor's Ratings Group to the extent
Seller controls or is entitled to control the selection of the special servicer.
In the event the special servicer rating with respect to any Person acting as special servicer for any mortgage loans underlying Portfolio Securities shall be below "above average" by Standard & Poor's Rating Group, or if an Act of
Insolvency occurs with respect to Seller or Sponsor, Buyer shall be entitled to transfer special servicing with respect

                                       48

to all Portfolio Securities to an entity satisfactory to Buyer, to the extent
Seller controls or is entitled to control the selection of the special servicer.

     (f) With respect to each Purchased Security and Purchased Loan, Seller shall maintain a hedging strategy (including swaps and other derivatives)
approved by Buyer in Buyer's good faith business judgment, enter into Hedging
Transactions acceptable to Buyer and, upon request of Buyer, provide evidence of such strategy. Such Hedging Transaction shall be pledged to the Buyer as collateral for the Transactions and may be marked to market from time to time by
Buyer.

     (g) Seller shall promptly (and in any event not later than two (2) Business
Days following receipt) deliver to Buyer (i) any notice of the occurrence of an event of default under or report received by Seller pursuant to the
Securitization Documents; (ii) any notice of transfer of servicing under the
Securitization Documents and (iii) any other information with respect to the
Portfolio Collateral as may be reasonably requested by Buyer from time to time.

     (h) Seller will permit Buyer or its designated representative to inspect
Seller's records with respect to the Collateral and the conduct and operation of its business related thereto upon reasonable prior written notice from Buyer or its designated representative, at such reasonable times and with reasonable frequency, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between the Buyer and the Seller. Buyer shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller's business.

     (i) If the Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Portfolio Securities, or otherwise in respect thereof, the Seller shall accept the same as the Buyer's agent, hold the same in trust for the Buyer and deliver the same forthwith to the Buyer in the exact form received, duly endorsed by the Seller to the Buyer, if required, together with an undated bond power covering such certificate duly executed in blank to be held by the Buyer hereunder as additional collateral security for the
Transactions. If any sums of money or property so paid or distributed in respect of the Portfolio Securities shall be received by the Seller, the Seller shall, until such money or property is paid or delivered to the Buyer, hold such money or property in trust for the Buyer, segregated from other funds of the Seller, as additional collateral security for the Transactions.

     (j) At any time from time to time upon the reasonable request of Buyer, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted (including, among other things, filing such UCC financing statements as Buyer may reasonably request). If any amount payable under or in connection with any of the
Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Buyer, duly endorsed in a manner reasonably satisfactory to the
Buyer, to be held as Collateral pursuant to this Agreement, and the documents delivered in connection herewith.

                                       49

     (k) Seller shall provide Buyer with the following financial and reporting information:

          (i)    Within 45 days after the last day of each of the first three fiscal quarters in any fiscal year, Sponsor's unaudited
                 consolidated statements of income and statements of changes in cash flow for such quarter and balance sheets as of the end of such quarter, in each case presented fairly in accordance with
                 GAAP and certified as being true and correct by an officer's certificate;

          (ii)   Within 90 days after the last day of its fiscal year, Sponsor's audited consolidated statements of income and statements of changes in cash flow for such year and balance sheets as of the end of such year, in each case presented fairly in accordance with GAAP, and accompanied, in all cases, by an unqualified report of a nationally recognized independent certified public accounting firm consented to by Buyer (Buyer hereby consenting to Ernst & Young or any other national accounting firm selected by NRFC GP);

          (iii)  Within 45 days after the last day of each calendar quarter in any fiscal year, any and all property level financial
                 information with respect to the Purchased Loans that is in the possession of the Seller or an Affiliate, including, without limitation, rent rolls and income statements;

          (iv)   Within 45 days after the last day of each calendar quarter in any fiscal year, an officer's certificate from the Seller
                 addressed to Buyer certifying that, as of such calendar
                 quarter, (x) Seller is in compliance with all of the terms, conditions and requirements of this Agreement, and (y) no Event of Default exists; and

          (v)    Within thirty days after each month end, a monthly reporting package containing all substantially in the form of Exhibit III attached hereto.

     (l) Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and
Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

     (m) Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

     (n) Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Collateral that, in each case, in any manner would create any lien or charge upon the Collateral, except for any

                                       50

such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP in all material respects.

     (o) Seller shall advise Buyer in writing of the opening of any new chief executive office or the closing of any such office and of any change in Seller's name or the places where the books and records pertaining to the Purchased
Securities are held not less than fifteen (15) Business Days prior to taking any such action.

     (p) Seller will maintain records with respect to the Collateral and the conduct and operation of its business with no less a degree of prudence than if the Collateral were held by Seller for its own account and will furnish Buyer, upon reasonable request by Buyer or its designated representative, with reasonable information reasonably obtainable by Seller with respect to the
Collateral and the conduct and operation of its business.

     (q) Seller shall provide Buyer with reasonable access to operating statements, the occupancy status and other property level information, with respect to the Mortgaged Properties, plus any such additional reports as Buyer may reasonably request to the extent in Seller's possession. Upon written direction of Buyer, Seller shall request from the applicable servicer, obligor or borrower any and all financial statements, property level reports, operating statements or other information which the holder of the applicable Purchased
Loan or Purchased Security has the right to request under the related Purchased
Loan Documents or the Securitization Documents.

     (r) At all times during the CDO Ramp-Up Period, the Seller shall, or shall cause Sponsor to, provide Buyer with Letters of Credit and/or implement with an
Affiliate of Buyer a Securities Account which collectively have an aggregate liquidation value (as determined by Buyer) equal to the difference between the
Purchase Price of all CDO Eligible Assets subject to an outstanding Transaction and the Purchase Price of all such CDO Eligible Assets assuming that the
Original Purchase Percentage applied for the related Transaction were equal to the respective Original Purchase Percentage in Schedule I of the Agreement.
Seller or Sponsor shall be able to withdraw or exchange amounts in such
Securities Account so long as at all times during the CDO Ramp-Up Period the aggregate liquidation value of such Securities Account and Letters of Credit equals the difference between the Purchase Price of all CDO Eligible Assets subject to an outstanding Transaction and the Purchase Price of all such CDO
Eligible Assets assuming that the Original Purchase Percentage applied for the related Transaction were equal to the respective Original Purchase Percentage in
Schedule I of the Agreement. The requirements of the Securities Account and
Letters of Credit with respect to any Transaction for a CDO Eligible Asset shall expire after the earlier of (i) the shift in the Original Purchase Percentage of such Purchased Loan or Purchased Security to the related Original Purchase
Percentage set forth in Schedule I of the Agreement and the related complete payment of any additional cash or collateral due to Buyer as a result of such shift of the Original Purchase Percentage and (ii) the inclusion of such
Purchased Loan or Purchased Asset in a DBSI CDO. To the extent the Seller is unable to voluntarily meet the requirements of this clause (r), Buyer may require that the Seller commence marketing for sale or liquidation of any outstanding Purchased Securities or Purchased Loans and apply the net sale or liquidation proceeds to meet the requirements of this clause (r).

                                       51

13.  SINGLE-PURPOSE ENTITY

         Seller hereby represents and warrants to Buyer, and covenants with
Buyer, that as of the date hereof and so long as any of the Transaction
Documents shall remain in effect:

     (a) It is and intends to remain solvent and it has paid and will pay its debts and liabilities (including employment and overhead expenses) from its own assets as the same shall become due.

     (b) It has complied and will comply with the provisions of its organizational documentation.

     (c) It has done or caused to be done and will, to the extent under its control, do all things necessary to observe corporate formalities and to preserve its existence.

     (d) It has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates, its members and any other Person, and it will file its own tax returns, if any, which are required by law (except to the extent consolidation is required under
GAAP or as a matter of law).

     (e) It has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity
(including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other, shall maintain and utilize separate stationery, invoices and checks, and shall pay to any Affiliate that incurs costs for office space and administrative services that it uses, the amount of such costs allocable to its use of such office space and administrative services.

     (f) It has not owned and will not own any property or any other assets other than Portfolio Collateral, cash and its interest under any associated
Hedging Transactions.

     (g) It has not engaged and will not engage in any business other than the acquisition, ownership, financing and disposition of Portfolio Collateral in accordance with the applicable provisions of the Transaction Documents.

     (h) It has not entered into, and will not enter into, any contract or agreement with any of its Affiliates, except upon terms and conditions that are substantially similar to those that would be available on an arm's-length basis with Persons other than such Affiliate.

     (i) It has not incurred and will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) obligations under the Transaction
Documents and (B) unsecured trade payables, in an aggregate amount not to exceed
$250,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of Portfolio Collateral; provided, however, that any such trade payables incurred by Seller shall be paid within 60 days of the date incurred.

                                       52

     (j) It has not made and will not make any loans or advances to any other
Person, and shall not acquire obligations or securities of any member or any
Affiliate of any member (other than in connection with the acquisition of the
Portfolio Securities) or any other Person.

     (k) It will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     (l) It shall not seek its dissolution, liquidation or winding up, in whole or in part, or suffer any Change of Control, consolidation or merger with respect to Seller or the Sponsor.

     (m) It will not commingle its funds and other assets with those of any of its Affiliates or any other Person.

     (n) It has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person.

     (o) It has not held and will not hold itself out to be responsible for the debts or obligations of any other Person.

     (p) The Seller shall not take any of the following actions: (i) permit its shareholders to dissolve or liquidate the Seller, in whole or in part; (ii)
consolidate or merge with or into any other entity (where such member is not the surviving entity) or convey or transfer all or substantially all of its properties and assets to any entity; or (iii) institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code, or effect any similar procedure under any similar law, or consent to the filing of any such petition or to the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee or sequestrator (or other similar official) of the
Seller or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing.

     (q) It has no liabilities, contingent or otherwise, other than those normal and incidental to the acquisition, ownership, financing and disposition of
Portfolio Collateral.

     (r) It has conducted and shall conduct its business consistent with the requirements of being a Single-Purpose Entity.

     (s) It shall not maintain any employees.

14.  EVENTS OF DEFAULT; REMEDIES

     After the occurrence and during the continuance of an Event of Default,
Seller hereby appoints Buyer as attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-

                                       53

in-fact is irrevocable and coupled with an interest. An "Event of Default" under this Agreement shall be deemed to have occurred and be continuing in the event that:

          (i)    Seller fails to repurchase or Buyer fails to transfer Purchased
                 Securities or Purchased Loans upon the applicable Repurchase
                 Date;

          (ii)   Seller or Buyer fails to comply with Section 4 hereof;

          (iii)  Buyer fails, after five Business Days' notice, to comply with
                 Section 5 hereof;

          (iv)   an Act of Insolvency occurs with respect to Seller or Buyer;

          (v)    Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder;

          (vi)   either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, Buyer to be the owner free of any adverse claim of any of the Purchased Securities or
                 Purchased Loans, or (B) if a Transaction is recharacterized as a secured financing, the Transaction Documents with respect to any Transaction shall for any reason cease to create a valid first priority security interest in favor of Buyer in any of the Purchased Securities or Purchased Loans;

          (vii)  in the event that the Buyer or any of its Affiliates is a party to an ISDA Master Agreement with Seller and an event occurs which would constitute an Event of Default, a Termination Event or an Additional Termination Event under any Transaction
                 between Seller and the Buyer or any of its Affiliates,
                 regardless of whether such Transaction is in effect on the date of such occurrence (capitalized terms used in this paragraph
                 (vii) shall have the respective meanings ascribed to them in the ISDA Master Agreement (including respective Schedules and
                 Confirmations) between Seller and the Buyer and/or any of its
                 Affiliates);

          (viii) failure of the Buyer to receive on any Remittance Date the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer)
                 (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Securities and
                 Purchased Loans is insufficient to make such payment and the
                 Seller does not make such payment or cause such payment to be made) (except that such failure shall not be an Event of
                 Default by Seller if sufficient Income, other than Principal
                 Payments, is on deposit in the Cash Management Account and the
                 Depository fails to remit such funds to Buyer);

          (ix)   failure of the Seller to make any other payment owing to the
                 Buyer which has become due, whether by acceleration or
                 otherwise under the terms of this Agreement which failure is not remedied within the applicable period

                                       54

                 (in the case of a failure pursuant to Section 4) or five
                 Business Days (in the case of any other such failure);

          (x)    any governmental, regulatory, or self-regulatory authority shall have taken any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of Seller, which suspension has a material adverse effect on the financial condition or business operations of Seller;

          (xi)   Buyer shall have determined, in the exercise of its good faith business judgment, (A) that there has been a material adverse change in the financial condition or creditworthiness of Seller or the Sponsor; (B) that Seller or the Sponsor has breached beyond applicable notice and cure periods any of its
                 obligations under any Transaction pursuant to any of the
                 Transaction Documents;

          (xii)  a Change of Control or an Act of Insolvency shall have occurred with respect to the Sponsor;

          (xiii) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or
                 repeated or deemed to have been made or repeated (other than the representations and warranties set forth in Section
                 10(b)(viii) or (ix) or (xx) (in the case of (xx), with respect to the affected Purchased Securities or Purchased Loans only)
                 made by the Seller, which shall not be considered an Event of
                 Default if incorrect or untrue in any material respect, unless the Seller shall have made any such representation with actual knowledge that it was materially incorrect or untrue at the time made);

          (xiv)  the Sponsor shall fail to observe any of the financial covenants set forth in Section 5 of the Guaranty or shall have defaulted or failed to perform under the Guaranty;

          (xv)   a final non-appealable judgment by any competent court in the
                 United States of America for the payment of money in an amount greater than $250,000 (in the case of the Seller) or $1 million
                 (in the case of the Sponsor) shall have been rendered against
                 Seller or the Sponsor, and remained undischarged or unpaid for a period of sixty (60) days, during which period execution of such judgment is not effectively stayed by bonding over or other means acceptable to Buyer;

          (xvi)  Sponsor shall have defaulted or failed to perform under any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (A) involves the failure to pay a monetary obligation in excess of $1 million, or (B) permits the
                 acceleration of the maturity of obligations in excess of $1 million by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or

                                       55

                 transaction; provided, however, that any such default, failure to perform or breach shall not constitute an Event of Default if Sponsor cures such default, failure to perform or breach, as the case may be, within the grace period, if any, provided under the applicable agreement; or

          (xvii) Seller or Buyer shall breach or fail to perform any of the terms, covenants, obligations or conditions of this Agreement, other than as specifically otherwise referred to in this
                 definition of "Event of Default", and such breach or failure to perform is not remedied within twenty (20) Business Days after notice thereof to Seller or Buyer from the applicable party or its successors or assigns.

     (a) If an Event of Default shall occur and be continuing with respect to
Seller, the following rights and remedies shall be available to Buyer:

          (i)    At the option of Buyer, exercised by written notice to Seller
                 (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction
                 hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is
                 exercised or deemed to have been exercised being referred to hereinafter as the "Accelerated Repurchase Date").

          (ii)   If Buyer exercises or is deemed to have exercised the option referred to in Section 14(a)(i) of this Agreement:

                 (A)  Seller's obligations hereunder to repurchase all Purchased
                      Securities and Purchased Loans shall become immediately
                      due and payable on and as of the Accelerated Repurchase
                      Date; and

                 (B)  to the extent permitted by applicable law, the Repurchase
                      Price with respect to each Transaction (determined as of
                      the Accelerated Repurchase Date) shall be increased by the aggregate amount obtained by daily application of, on a
                      360 day per year basis for the actual number of days
                      during the period from and including the Accelerated
                      Repurchase Date to but excluding the date of payment of
                      the Repurchase Price (as so increased), (x) the Pricing
                      Rate for such Transaction multiplied by (y) the Repurchase
                      Price for such Transaction (decreased by (I) any amounts
                      actually remitted to Buyer by the Depository or Seller
                      from time to time pursuant to Sections 4 and 5 of this
                      Agreement and applied to such Repurchase Price, and (II)
                      any amounts applied to the Repurchase Price pursuant to
                      Section 14(a)(iii) of this Agreement); and (C) the
                      Custodian shall, upon the request of Buyer, deliver to
                      Buyer all instruments, certificates and other documents
                      then held by the Custodian relating to the Purchased
                      Securities and Purchased Loans.

                                       56

          (iii)  Upon the occurrence of an Event of Default with respect to
                 Seller, Buyer may (A) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices as Buyer may reasonably deem satisfactory any or all of the Purchased Securities and Purchased Loans or (B) in its sole discretion elect, in lieu of selling all or a portion of such
                 Purchased Securities and Purchased Loans, to give Seller credit for such Purchased Securities and Purchased Loans in an amount equal to the Market Value of such Purchased Securities and
                 Purchased Loans against the aggregate unpaid Repurchase Price for such Purchased Securities and Purchased Loans and any other amounts owing by Seller under the Transaction Documents. The proceeds of any disposition of Purchased Securities effected pursuant to this Section 14(a)(iii) shall be applied, (v)
                 first, to the actual out-of-pocket costs and expenses incurred by Buyer in connection with Seller's default; (w) second, to actual damages, including, but not limited to, costs of cover and/or Hedging Transactions, if any; (x) third, to the
                 Repurchase Price; (y) fourth, to the Exit Fee and any other outstanding obligation of Seller to Buyer or its Affiliates;
                 and (z) fifth, to return any excess to Seller.

          (iv)   The parties recognize that it may not be possible to purchase or sell all of the Purchased Securities and Purchased Loans on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such
                 Purchased Securities and Purchased Loans may not be liquid. In view of the nature of the Purchased Securities and Purchased
                 Loans, the parties agree that liquidation of a Transaction or the Purchased Securities and Purchased Loans does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased
                 Securities and Purchased Loans, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Securities and Purchased Loans on the occurrence and during the
                 continuance of an Event of Default or to liquidate all of the
                 Purchased Securities and Purchased Loans in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer.

          (v)    Seller shall be liable to Buyer for (A) the amount of all
                 expenses, including reasonable legal fees and expenses,
                 actually incurred by Buyer in connection with or as a
                 consequence of an Event of Default with respect to Seller, (B)
                 actual damages, including, without limitation, all costs
                 incurred in connection with covering transactions or Hedging
                 Transactions, and (C) any other actual, out-of-pocket loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default with respect to Seller.

          (vi)   Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies
                 provided by

                                       57

                 applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the
                 UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Seller. Without limiting the generality of the foregoing,
                 Buyer shall be entitled to set off the proceeds of the
                 liquidation of the Purchased Securities and Purchased Loans against all of Seller's obligations to Buyer under this
                 Agreement, whether or not such obligations are then due,
                 without prejudice to Buyer's right to recover any deficiency.

          (vii)  Subject to the notice and grace periods set forth herein, Buyer may exercise any or all of the remedies available to Buyer immediately upon the occurrence of an Event of Default and at any time during the continuance thereof. All rights and
                 remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which Buyer may have.

          (viii) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require
                 Buyer to enforce its rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the
                 Purchased Securities and Purchased Loans, or from any other election of remedies. Seller recognizes that nonjudicial
                 remedies are consistent with the usages of the trade, are
                 responsive to commercial necessity and are the result of a bargain at arm's length.

     (b) If an Event of Default occurs and is continuing with respect to Buyer, the following rights and remedies shall be available to Seller:

          (i)    Upon tender by Seller of payment of the aggregate Repurchase
                 Price for all Purchased Securities and Purchased Loans, Buyer's
                 right, title and interest in such Purchased Securities and
                 Purchased Loans shall be deemed transferred to Seller, and
                 Buyer shall deliver such Purchased Securities and Purchased
                 Loans to Seller at Buyer's expense.

          (ii)   If Seller exercises the option referred to in Section 14(b)(i)
                 hereof and Buyer fails to deliver any Purchased Securities or
                 Purchased Loans to Seller, after three (3) Business Days'
                 notice to Buyer, Seller may (A) purchase securities or loans, as applicable ("Replacement Collateral"), that are in as
                 similar an amount and interest rate as is reasonably
                 practicable and in the same Rating Category as such Purchased
                 Securities or the same Collateral Type Grouping as such
                 Purchased Loans or (B) in its sole discretion elect, in lieu of purchasing Replacement Collateral, to be deemed to have
                 purchased Replacement Collateral at a price therefor equal

                                       58

                 to the Market Value of such Purchased Securities or Purchased
                 Loans as of such date.

          (iii)  Buyer shall be liable to Seller for any excess of the price paid (or deemed paid) by Seller for Replacement Collateral therefor over the Repurchase Price for the Purchased Securities and Purchased Loans replaced thereby, together with Seller's reasonable costs and expenses.

15.  SINGLE AGREEMENT

     Buyer and Seller acknowledge that, and have entered hereunto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other.
Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

16.  RECORDING OF COMMUNICATIONS

     EACH OF BUYER AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM
TIME TO TIME TO MAKE OR CAUSE TO BE MADE TAPE RECORDINGS OF COMMUNICATIONS
BETWEEN ITS EMPLOYEES, IF ANY, AND THOSE OF THE OTHER PARTY WITH RESPECT TO
TRANSACTIONS; PROVIDED, HOWEVER, THAT SUCH RIGHT TO RECORD COMMUNICATIONS SHALL
BE LIMITED TO COMMUNICATIONS OF EMPLOYEES TAKING PLACE ON THE TRADING FLOOR OF
THE APPLICABLE PARTY. EACH OF BUYER AND SELLER HEREBY CONSENTS TO THE
ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER
PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE
RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES'
AGREEMENT.

17.  NOTICES AND OTHER COMMUNICATIONS

     Unless otherwise provided in this Agreement, all notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if sent by (a) hand delivery, with proof of delivery, (b) certified or registered United States mail, postage prepaid,
(c) expedited prepaid delivery service, either commercial or United States
Postal Service, with proof of delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, to the address specified in
Annex I hereto or at such other

                                       59

address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. A copy of all notices, consents, approvals and requests directed to Seller (other than Confirmations) shall be delivered concurrently to the following: Paul, Hastings, Janofsky & Walker LLP, 75 East
55th Street, New York, New York 10022, Attention: Robert J. Grados, Esq. A
notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery, (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day, or (d) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this
Section. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

18.  ENTIRE AGREEMENT; SEVERABILITY

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

19.  NON-ASSIGNABILITY

     (a) The rights and obligations of the Seller under the Transaction
Documents and under any Transaction shall not be assigned by the Seller without the prior written consent of the Buyer.

     (b) The Buyer may assign its rights and obligations under the Transaction
Documents and/or under any Transaction or may issue one or more participation interests with respect to any or all of the Transactions, without the consent of, but after prior notice to, the Seller, to any other Person and, in connection therewith, may bifurcate or allocate (i.e. senior/ subordinate)
amounts owed to Buyer; provided, however, that with respect to any such participation or assignment, (i) Buyer shall act as exclusive agent for all participants or assignees in any dealings with Seller in connection with such
Transactions and (ii) Seller shall not be obligated to deal directly with any party other than Buyer in connection with such Transactions, or to pay or reimburse Buyer for any costs that would not have been incurred by Buyer had no participation interests in such Transactions been issued. The Seller shall reasonably cooperate at Buyer's sole cost and expense with the Buyer in connection with any assignment or participation, provided the Seller's obligations under the Transactions are not increased and its rights under the
Transactions are not impaired.

     (c) Subject to the foregoing, the Transaction Documents and any
Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in the Transaction
Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction
Documents.

                                       60

20.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

21.  NO WAIVERS, ETC.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this
Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

22.  USE OF EMPLOYEE PLAN ASSETS

     (a) If assets of an employee benefit plan subject to any provision of the
Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to
Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding
Transaction involving a Plan Party.

23.  INTENT

     (a) The parties recognize that each Transaction is a "repurchase agreement"
as that term is defined in Section 101 of Title 11 of the United States Code, as
amended (except insofar as the type of Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a
"securities contract" as that term is defined in Section 741 of Title 11 of the
United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

     (b) It is understood that either party's right to liquidate Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 14

                                       61

hereof is a contractual right to liquidate such Transaction as described in
Sections 555 and 559 of Title 11 of the United States Code, as amended.

     (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit
Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a
"qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

     (d) It is understood that this Agreement constitutes a "netting contract"
as defined in and subject to Title IV of the Federal Deposit Insurance
Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in
FDICIA).

24.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

     The parties acknowledge that they have been advised that:

     (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities
Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

     (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

     (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit
Insurance Corporation or the National Credit Union Share Insurance Fund, as
applicable.

25.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

     (a) Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

     (b) To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court

                                       62

or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement.

     (c) The parties hereby irrevocably waive, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified herein. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 25 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.

     (d) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY
JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO
THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT
DELIVERED HEREUNDER OR THEREUNDER.

26.  NO RELIANCE

     Each of Buyer and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

     (a) It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral)
of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents;

     (b) It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions
(including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party;

     (c) It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the
Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

     (d) It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation; and

                                       63

     (e) It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction
Documents or any Transaction thereunder.

27.  INDEMNITY

     The Seller hereby agrees to indemnify the Buyer, the Buyer's designee and each of its officers, directors, employees and agents ("Indemnified Parties")
from and against any and all liabilities, obligations, actual out-of-pocket losses, actual out-of-pocket damages, actual out-of-pocket penalties, actions, judgments, suits, actual out-of-pocket taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the documents delivered in connection herewith, other than income or similar taxes of the Buyer), actual out-of-pocket fees, actual out-of-pocket costs, actual out-of-pocket expenses (including reasonable attorneys fees and disbursements) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the
Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party. Without limiting the generality of the foregoing, Seller agrees to hold Buyer harmless from and indemnify Buyer against all Indemnified Amounts with respect to all Purchased Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than Buyer's gross negligence or willful misconduct. In any suit, proceeding or action brought by Buyer in connection with any Purchased Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Loan, Seller will save, indemnify and hold Buyer harmless from and against all expense (including reasonable attorneys' fees), loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller.
Seller also agrees to reimburse Buyer as and when billed by Buyer for all
Buyer's reasonable costs and out-of-pocket expenses incurred in connection with
Buyer's due diligence reviews with respect to the Purchased Loans and Purchased
Securities (including, without limitation, those incurred pursuant to Section
28) and the enforcement or the preservation of Buyer's rights under this
Agreement or any Transaction contemplated hereby, including without limitation the reasonable fees and disbursements of its counsel. Seller hereby acknowledges that, the obligation of Seller hereunder is a recourse obligation of Seller.

                                       64

28.  DUE DILIGENCE

     Seller acknowledges that, at reasonable times and upon reasonable notice,
Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Securities and the Purchased Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior notice to
Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the
Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Securities and
Purchased Loans in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian. Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased
Securities and Purchased Loans. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may enter into Transactions with the
Seller based solely upon the information provided by Seller to Buyer and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Securities and Purchased Loans.
Buyer may underwrite such Purchased Loans itself or engage a third party underwriter to perform such underwriting. Seller agrees to reasonably cooperate with Buyer and any third party underwriter reasonably acceptable to Seller in connection with such underwriting, including, but not limited to, providing
Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased
Securities and Purchased Loans in the possession, or under the control, of
Seller. Seller further agrees that Seller shall reimburse Buyer for any and all out-of-pocket costs and expenses reasonably incurred by Buyer in connection with
Buyer's activities pursuant to this Section 28.

29.  SERVICING

     (a) Notwithstanding the purchase and sale of the Purchased Loans hereby,
Seller or Sponsor or any other third party servicer approved by Buyer shall continue to service the Purchased Loans for the benefit of Buyer and, if Buyer shall exercise its rights to pledge or hypothecate the Purchased Loans prior to the Repurchase Date pursuant to Section 8, Buyer's assigns; provided, however, that the obligations of Seller or Sponsor to service any of the Purchased Loans shall cease, at Seller's option, upon the payment by Seller to Buyer of the
Repurchase Price therefor. In connection therewith, Seller shall be entitled to exercise all discretion with respect to the servicing of the Purchased Loans;
provided that Seller shall not effect a Significant Purchased Loan Modification without the consent of Buyer, such consent not to be unreasonably withheld, conditioned or delayed. Seller shall service or cause the servicer to service the Purchased Loans in accordance with Accepted Servicing Practices approved by
Buyer in the exercise of its reasonable business judgment and maintained by other prudent mortgage lenders with respect to mortgage loans similar to the
Purchased Loans.

     (b) Seller agrees that Buyer is the owner of all servicing records, including but not limited to any and all servicing agreements (the "Servicing
Agreements"), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any

                                       65

other records relating to or evidencing the servicing of Purchased Loans (the
"Servicing Records") so long as the Purchased Loans are subject to this
Agreement. Seller grants Buyer a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of the Seller or its designee to service in conformity with this
Section and any other obligation of Seller to Buyer. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee (including the Custodian) at Buyer's request.

     (c) Upon the occurrence and during the continuance of an Event of Default,
Buyer may, in its sole discretion, (i) sell its right to the Purchased Loans on a servicing released basis or (ii) terminate the Seller or any sub-servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

     (d) Seller shall not employ sub-servicers (other than the Sponsor) to service the Purchased Loans without the prior written approval of Buyer. If the
Purchased Loans are serviced by a sub-servicer, Seller shall irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased
Loans to Buyer.

     (e) Seller shall cause any sub-servicers engaged by Seller to execute a letter agreement with Buyer acknowledging Buyer's security interest and agreeing that it shall deposit all Income with respect to the Purchased Loans in the Cash
Management Account.

     (f) The payment of servicing fees shall be subordinate to payment of amounts outstanding under any Transaction and this Agreement.

30.  MISCELLANEOUS

     (a) All rights, remedies and powers of Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Buyer whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement, to the extent this Agreement is determined to create a security interest, Buyer shall have all rights and remedies of a secured party under the UCC.

     (b) The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     (c) The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the
Transaction Documents.

     (d) Without limiting the rights and remedies of Buyer under the Transaction
Documents, Seller shall pay Buyer's reasonable actual out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the
Transaction Documents and the Transactions thereunder. Seller agrees to pay
Buyer on demand all costs and expenses (including reasonable expenses for legal services of every kind) of any subsequent enforcement of any of the

                                       66

provisions hereof, or of the performance by Buyer of any obligations of Seller in respect of the Purchased Securities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral and for the custody, care or preservation of the Collateral
(including insurance costs) and defending or asserting rights and claims of
Buyer in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay Buyer on demand all reasonable costs and expenses (including reasonable expenses for legal services) incurred in connection with the maintenance of the
Cash Management Account and registering the Collateral in the name of Buyer or its nominee. All such expenses shall be recourse obligations of Seller to Buyer under this Agreement.

     (e) Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this
Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Agreement.

     (f) The parties acknowledge and agree that although they intend to treat each Transaction as a sale of the Purchased Securities and Purchased Loans, in the event that such sale shall be recharacterized as a secured financing, this
Agreement shall also serve as a security agreement with respect to Buyer's rights in the Collateral. In order to secure and to provide for the prompt and unconditional repayment of the Repurchase Price and the performance of its obligations under this Agreement, Seller hereby pledges to Buyer and hereby grants to Buyer a first priority security interest in all of its rights in the
Purchased Securities and Purchased Loans. Seller hereby covenants to duly execute any Form UCC financing statements as reasonably required by Buyer in order to perfect its security interest created hereby in such rights and obligations granted above, it being agreed that Seller shall pay any and all fees required to file such financing statements.

     (g) This Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

     (h) The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

     (i) Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any
Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

     (j) The parties recognize that each Transaction is a "securities contract"
as that term is defined in Section 741 of Title 11 of the United States Code, as
amended.

                                       67

     IN WITNESS WHEREOF, the parties have executed this Agreement as a deed as of the day first written above.

                                       BUYER:
                                       ------

                                       DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

                                       By:    /s/ Thomas R. Traynor
                                           ------------------------------------
                                       Name:  Thomas R. Traynor
                                             ----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       By:    /s/ Christine Belbusti
                                           ------------------------------------
                                       Name:  Christine Belbusti
                                             ----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       SELLER:
                                       -------

                                       NRFC DB HOLDINGS, LLC,
                                       a Delaware limited liability company

                                       By:   /s/ Richard J. McCready
                                           ------------------------------------
                                       Name: Richard J. McCready
                                       Title:

                         ANNEXES, EXHIBITS AND SCHEDULES
                         -------------------------------

ANNEX I            Names and Addresses for Communications between Parties

SCHEDULE I         Original Purchase Percentages, CF Sweep Purchase Percentages,
                   Buyer's Margin Percentages and Applicable Spreads

SCHEDULE II        CDO Eligible Assets Expectations

EXHIBIT I          Form of Confirmation

EXHIBIT II         Authorized Representatives of Seller

EXHIBIT III        Monthly Reporting Package

EXHIBIT IV         Form of Custodial Delivery

EXHIBIT V          Form of Power of Attorney

EXHIBIT VI         Representations and Warranties Regarding Individual Purchased
                   Loans

EXHIBIT VII        Collateral Information

EXHIBIT VIII       Advance Procedure

EXHIBIT IX         Form of Re-Direction Letter

                                     ANNEX I

             NAMES AND ADDRESSES FOR COMMUNICATIONS BETWEEN PARTIES

Buyer:
------

         Deutsche Bank AG, Cayman Islands Branch
         60 Wall Street
         New York, New York 10005
         Attention:    Tom Traynor
         Telephone:    (212) 250-5125
         Telecopy:     (212) 797-4461
         email:        tom.traynor@db.com

With copies to:
---------------

         Deutsche Bank AG, Cayman Islands Branch
         60 Wall Street
         New York, New York 10005
         Attention:  General Counsel

         and
         ---

         Sidley Austin Brown & Wood LLP
         787 Seventh Avenue
         New York, New York 10019
         Attention:    Brian Krisberg, Esq.
         Telephone:    (212) 839-8735
         Telecopy:     (212) 839-5599
         email:        bkrisberg@sidley.com

Seller:
-------

         NRFC DB Holdings, LLC
         c/o NorthStar Realty Finance Corp.
         527 Madison Avenue
         New York, NY 10022
         Attention:    Mark E. Chertok/Richard McCready/Daniel R. Gilbert
         Telephone:    (212) 319-2618/(212) 319-2623/(212) 319-3679
         Telecopy:     (212) 208-2651/(212) 319-4558
         email:        chertok@nrfc.com/mccready@nrfc.com/gilbert@nrfc.com

         With a copy to:
         ---------------

         Paul, Hastings, Janofsky & Walker LLP
         75 East 55th Street
         New York, New York 10022
         Attention:    Robert J. Grados, Esq.
         Telephone:    (212) 318-6923
         Telecopy:     (212) 230-7830
         email:        robertgrados@paulhastings.com

                                   SCHEDULE I
                                   ----------

          Original Purchase Percentages, CF Sweep Purchase Percentages
                Buyer's Margin Percentages and Applicable Spreads

                                 ELIGIBLE LOANS:

----------------------------- ---------------- --------------- ----------------- ---------------
COLLATERAL STRUCTURE          TIER ONE         TIER TWO        TIER THREE        TIER FOUR
                              LOANS(1)         LOANS(2)        LOANS(3)          LOANS(4)
----------------------------- ---------------- --------------- ----------------- ---------------

1st Lien(5)                         A+               A                B                C
----------------------------- ---------------- --------------- ----------------- ---------------
CTL Loans                           A+               A                B                C
----------------------------- ---------------- --------------- ----------------- ---------------
B-Note/2nd Mortgages                B+               B                C                D
----------------------------- ---------------- --------------- ----------------- ---------------
Mezzanine Loan(6)                   B+               C                C                D
----------------------------- ---------------- --------------- ----------------- ---------------
Syndicated Bank Loan(7)            To be           To be            To be             To be
                                determined       determined       determined        determined
----------------------------- ---------------- --------------- ----------------- ---------------

----------------- ------------------------- ------------------------- ------------------------- --------------
COLLATERAL TYPE                                                                                 APPLICABLE
GROUPING                  ORIGINAL                  CF SWEEP             MARGIN MAINTENANCE     SPREAD IN
                    PURCHASE PERCENTAGE       PURCHASE PERCENTAGE            PERCENTAGE         BASIS
                                                                                                POINTS(8)
----------------- ------------------------- ------------------------- ------------------------- --------------
                  MSER(9)       MSER(9)     MSER(9)      MSER(9)      MSER(9)      MSER(9)
                  <$60mm        =>$60mm     <$60mm       =>$60mm      <$60mm       =>$60mm
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------

A+                        85%        92.5%        87.5%        92.5%          90%          95%   75
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------
A                         80%          85%          85%          90%          90%          95%  100
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------
B+                        70%          80%          75%          85%          80%          90%  125
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------
B                         70%          75%          75%          80%          80%          85%  150
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------
C                         50%          55%          65%          70%          70%          75%  200
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------
D                         45%          50%          55%          60%          65%          70%  200
----------------- ------------ ------------ ------------ ------------ ------------ ------------ --------------

                            ELIGIBLE SECURITIES(10):

--------------------- ------------------------- ------------------------- -------------------------- -------------
RATING CATEGORY                                                                                      APPLICABLE
                              ORIGINAL                  CF SWEEP             MARGIN MAINTENANCE      SPREAD (IN
                        PURCHASE PERCENTAGE       PURCHASE PERCENTAGE            PERCENTAGE          BASIS
                                                                                                     POINTS)
--------------------- ------------------------- ------------------------- -------------------------- -------------
                      MSER(9)      MSER(9)      MSER(9)      MSER(9)      MSER(9)      MSER(9)
                      <$60mm       =>$60mm      <$60mm       =>$60mm      <$60mm       =>$60mm
--------------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------

BBB- & higher         70%          80%          82.5%        82.5%        85%          85%           75
--------------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------
BB+ & BB              65%          75%          80%          80%          80%          85%           125
--------------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------
BB-                   60%          70%          75%          80%          80%          85%           150
--------------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------
B+ & B                55%          65%          70%          75%          75%          80%           180
--------------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------
B-                    45%          55%          60%          65%          70%          75%           225
--------------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------

                            DBSI CDO SECURITIES(11):

------------------- -------------------------- ------------------------- -------------------------- ----------------
RATING CATEGORY                                                                                       APPLICABLE
                            ORIGINAL                   CF SWEEP             MARGIN MAINTENANCE        SPREAD (IN
                       PURCHASE PERCENTAGE       PURCHASE PERCENTAGE            PERCENTAGE           BASIS POINTS)
------------------- ------------- ------------ ------------ ------------ ------------ ------------- ----------------
                    MSER(9)        MSER(9)      MSER(9)      MSER(9)      MSER(9)      MSER(9)
                    <$60mm         =>$60mm      <$60mm       =>$60mm      <$60mm       =>$60mm
------------------- ------------- ------------ ------------ ------------ ------------ ------------- ----------------

BB                        40%           50%          55%          60%          65%          70%        160
------------------- ------------- ------------ ------------ ------------ ------------ ------------- ----------------

----------
(1)  "Tier One Loans" have an loan-to-value ratio of less than or equal to 75%
     and a debt service coverage ratio equal to or greater than 1.25.

(2)  "Tier Two Loans" have an loan-to-value ratio of less than or equal to 80%
     and a debt service coverage ratio equal to or greater than 1.20.

(3)  "Tier Three Loans" have an loan-to-value ratio of less than or equal to 85%
     and a debt service coverage ratio equal to or greater than 1.15.

(4)  "Tier Four Loans" have an loan-to-value ratio of less than or equal to 90%
     and a debt service coverage ratio equal to or greater than 1.10.

(5)  Includes senior participation interests in whole mortgage loans.

(6)  Includes participation interests in mezzanine loans.

(7)  The Original Purchase Percentage, CF Sweep Purchase Percentage, Margin
     Maintenance Percentage and Applicable Spread with respect to an Eligible
     Loan of the type described in clause (v) of the definition thereof shall be determined by Buyer at the time of entering into the related Transaction pursuant to Section 3 of the Agreement.

(8)  Does not apply to Purchased Loans which are Eligible Loans of the type described in clause (ii) of the definition thereof.

(9)  "MSER" means Minimum Seller's Equity Requirement.

(10) The Original Purchase Percentage, CF Sweep Purchase Percentage, Margin
     Maintenance Percentage and Applicable Spread set forth in this table shall be applicable to Eligible Securities as defined in the Agreement other than
     Eligible Securities of the type described in clause (iv) of such definition.

(11) The Original Purchase Percentage, CF Sweep Purchase Percentage, Margin
     Maintenance Percentage and Applicable Spread set forth in this table shall be applicable to Eligible Securities of the type described in clause (iv)
     of the definition of Eligible Security in the Agreement.

                                       2

                                                                     SCHEDULE II

                           ELIGIBLE ASSET EXPECTATIONS

-------------------------------------------- ------------------------------ ----------------------------------
                   TEST                           PORTFOLIO PARAMETERS         DESCRIPTION OF PORTFOLIO
                                                   DURING REINVESTMENT                  AT CLOSE
-------------------------------------------- ------------------------------ ----------------------------------
POOL SIZE
----------------- -------------------------- ------------------------------ ----------------------------------

                  Minimum Pool Size                                                   $375 million
----------------- --------------------------------------------------------- ----------------------------------

----------------- -------------------------- ------------------------------ ----------------------------------
ASSET TYPE
----------------- -------------------------- ------------------------------ ----------------------------------
                  CMBS                                  <= 35%                           <= 35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Whole loan                            <= 100%                          <= 100%
----------------- -------------------------- ------------------------------ ----------------------------------
                  B-Note/Participation                  <= 100%                          <= 100%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Mezz Loan                             <= 50%                           <= 50%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Inv. Grade REIT                       <= 100%                          <= 100%
----------------- -------------------------- ------------------------------ ----------------------------------
                  BB REIT                               <= 7.5%                          <= 7.5%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Inv. Grade CTL                        <= 100%                          <= 100%
----------------- -------------------------- ------------------------------ ----------------------------------
                  BB CTL                                <= 7.5%                          <= 7.5%
----------------- -------------------------- ------------------------------ ----------------------------------
                  CDO                              At DB discretion                 At DB discretion
----------------- -------------------------- ------------------------------ ----------------------------------

----------------- -------------------------- ------------------------------ ----------------------------------

----------------- -------------------------- ------------------------------ ----------------------------------
RATINGS
----------------- -------------------------- ------------------------------ ----------------------------------
                  Moody's WARF                          <= 4000                         3500-4000
----------------- -------------------------- ------------------------------ ----------------------------------
                  Fitch WARF                             <= 40                            35-40
----------------- -------------------------- ------------------------------ ----------------------------------

----------------- -------------------------- ------------------------------ ----------------------------------
DIVERSITY
----------------- -------------------------- ------------------------------ ----------------------------------
                  Max obligor size                       8.50%                            8.50%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Deal herf                              >=20                             >=20
----------------- -------------------------- ------------------------------ ----------------------------------

----------------- -------------------------- ------------------------------ ----------------------------------
VINTAGE
----------------- -------------------------- ------------------------------ ----------------------------------
                  Max single year                         75%                              75%
----------------- -------------------------- ------------------------------ ----------------------------------

-------------------------------------------- ------------------------------ ----------------------------------
PROPERTY TYPE
----------------- -------------------------- ------------------------------ ----------------------------------
                  Office                                 <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Retail                                 <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Multifamily                            <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Industrial                             <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Hotel                                  <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Healthcare                             <=5%                             <=5%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Condo conversion                       <=5%                             <=5%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Other                                  <=5%                             <=5%
----------------- -------------------------- ------------------------------ ----------------------------------

----------------- -------------------------- ------------------------------ ----------------------------------
LOCATION
----------------- -------------------------- ------------------------------ ----------------------------------
                  CA                                     <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  NY                                     <=35%                            <=35%
----------------- -------------------------- ------------------------------ ----------------------------------
                  DC                                     <=30%                            <=30%
----------------- -------------------------- ------------------------------ ----------------------------------
                  FL                                     <=30%                            <=30%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Other state                            <=25%                            <=25%
----------------- -------------------------- ------------------------------ ----------------------------------
COUPON/SPREAD MINIMUM WEIGHTED AVERAGE/SINGLE ASSET
----------------- -------------------------- ------------------------------ ----------------------------------
                  Fixed                                  5.00%                            5.00%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Single Asset                           4.50%                            4.50%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Floating                               4.00%                            4.00%
----------------- -------------------------- ------------------------------ ----------------------------------
                  Single Asset                           2.40%                            2.40%
----------------- -------------------------- ------------------------------ ----------------------------------

----------------- -------------------------- -----------------------------------------------------------------
WAL                                                    <= 11 years as reduced by the CDO seasoning
----------------- -------------------------- -----------------------------------------------------------------

                                                                       EXHIBIT I

                             CONFIRMATION STATEMENT
                                DEUTSCHE BANK AG,
                              CAYMAN ISLANDS BRANCH

Ladies and Gentlemen:

     Deutsche Bank AG, Cayman Islands Branch, is pleased to deliver our written
CONFIRMATION of our agreement to enter into the Transaction pursuant to which
Deutsche Bank AG, Cayman Islands Branch shall purchase from you the Purchased
Securities and/or Purchased Loans identified in the Amended and Restated Master
Repurchase Agreement, dated as of March 21, 2005 (the "Agreement"), between
Deutsche Bank AG, Cayman Islands Branch (the "Buyer") and NRFC DB Holdings, LLC
(the "Seller") as follows below and on the attached Schedule 1. Capitalized terms used herein without definition have the meanings given in the Agreement.

   Purchase Date:                          __________, 200_

   Purchased Securities/Purchased          As identified on attached Schedule 1
   Loans:

   Aggregate Principal Amount of           As identified on attached Schedule 1
   Purchased Securities/Purchased Loans:

   Repurchase Date:

   Purchase Price:                         $

   Pricing Rate:                           [one month LIBOR plus ______%]

                                           [If a CDO Eligible Asset, during
                                           CDO Ramp-Up Period: one month
                                           LIBOR plus ______%, and after CDO
                                           Ramp-Up Period: one month LIBOR
                                           plus ______%.]

   Buyer's Margin Percentage:              [______%]

                                           [If a CDO Eligible Asset, during CDO
                                           Ramp-Up Period: ____%, and after CDO
                                           Ramp-Up Period: ____%.]

   Amount required to be deposited into    [See attachment hereto.]
   Securities Account or provided as a
   Letter of Credit (applicable for CDO
   Eligible Assets with a 77% Original
   Purchase Percentage):

   Governing Agreements:                   As identified on attached Schedule 1

   Name and address for                    Buyer:   Deutsche Bank AG,
   communications:                                  Cayman Islands Branch
                                                    60 Wall Street
                                                    New York, New York 10005

                                            Attention:    Tom Traynor
                                            Telephone:    (212) 250-5125
                                            Telecopy:     (212) 797-4461
                                            email:        tom.traynor@db.com
                                   Seller:  NRFC DB Holdings, LLC
                                            c/o NorthStar Realty Finance Corp.
                                            527 Madison Avenue
                                            New York, NY 10022
                                            Attention:    Mark E. Chertok/
                                                          Richard McCready/
                                                          Daniel R. Gilbert
                                            Telephone:    (212) 319-2618/
                                                          (212) 319-2623/
                                                          (212) 319-3679
                                            Telecopy:     (212) 208-2651/
                                                          (212) 319-4558
                                             email:       chertok@nrfc.com/
                                                          mccready@nrfc.com/
                                                          gilbert@nrfc.com

                                        DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

AGREED AND ACKNOWLEDGED:

NRFC DB HOLDINGS, LLC,
a Delaware limited liability company

By:
    ----------------------------------
Name:
Title:

                                       2

                      SCHEDULE 1 TO CONFIRMATION STATEMENT

Purchased Securities:
Aggregate Principal Amount:
CUSIP NO.:
Securitization Document (including trustee):

--------------------------------------------------------------------------------

Purchased Loans:
Aggregate Principal Amount:

                                       3

                                                                      EXHIBIT II

                      AUTHORIZED REPRESENTATIVES OF SELLER

Name                                                      Specimen Signature
----                                                      ------------------

Jean-Michel Wasterlain
----------------------------------     -----------------------------------------

Daniel R. Gilbert
----------------------------------     -----------------------------------------

David Hamamoto
----------------------------------     -----------------------------------------

Mark E. Chertok
----------------------------------     -----------------------------------------

Richard J. McCready
----------------------------------     -----------------------------------------

                                                                     EXHIBIT III

                            MONTHLY REPORTING PACKAGE
                            -------------------------

                             [SAMPLE TO BE ATTACHED]

                                                                      EXHIBIT IV

                           FORM OF CUSTODIAL DELIVERY
                           --------------------------

     On this ______ of ________, 2005, NRFC DB HOLDINGS, LLC, as Seller under that certain Amended and Restated Master Repurchase Agreement, dated as of March
21, 2005 (the "Repurchase Agreement") between Deutsche Bank AG, Cayman Islands
Branch ("Buyer") and NRFC DB Holdings, LLC, does hereby deliver to LaSalle Bank
National Association ("Custodian"), as custodian under that certain Custodial
Agreement, dated as of March 21, 2005 (the "Custodial Agreement"), among Buyer,
Custodian and NRFC DB Holdings, LLC, the Purchased Loan Files with respect to the Purchased Loans to be purchased by Buyer pursuant to the Repurchase
Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the
Custodial Agreement on the date hereof.

     With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Loan
Files to ascertain delivery of the documents listed in Section 3(g) to the
Custodial Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

     IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                       NRFC DB HOLDINGS, LLC,
                                       a Delaware limited liability company

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT V

                            FORM OF POWER OF ATTORNEY
                            -------------------------

     "Know All Men by These Presents, that NRFC DB HOLDINGS, LLC ("Seller"), does hereby appoint Deutsche Bank AG, Cayman Islands Branch ("Buyer"), its
attorney-in-fact to act in Seller's name, place and stead in any way which
Seller could do with respect to (i) the completion of the endorsements of the
Mortgage Notes, the Mezzanine Notes, the Assignments of Mortgages,
participations certificates, participation agreements and/or promissory notes
(ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of the Seller's rights under the Purchased Loans purchased by Buyer pursuant to the Amended and Restated Master Repurchase Agreement dated as of March 21, 2005
(the "Repurchase Agreement"), among Buyer and NRFC DB Holdings, LLC, and to take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans, the related Purchased Loan Files and the Servicing
Records to the extent that Seller is permitted by law to act through an agent.

     TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY
THIRD PARTY RECEIVING A DULY EXECUTED COPY OF FACSIMILE OF THIS INSTRUMENT MAY
ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS
TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH
REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND
SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO
INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL
CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY
HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

     IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed as a deed this __ day of __________________, 20__.

                                       NRFC DB HOLDINGS, LLC,
                                       a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                                                      EXHIBIT VI

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
                              SECURED BY A MORTGAGE
                              ---------------------

     1. Purchased Loan Schedule and Collateral Information. As of the Purchase
Date, the information set forth in the Purchased Loan Schedule and the
Collateral Information is complete, true and correct in all material respects.

     2. Whole Loan; Ownership of Purchased Loans. Each Purchased Loan is a whole loan and not a participation interest in a whole loan. Immediately prior to the transfer to the Buyer of the Purchased Loans, the Seller had good title to, and was the sole owner of, each Purchased Loan. The Seller has full right, power and authority to transfer and assign each of the Purchased Loans to or at the direction of the Buyer and has validly and effectively conveyed (or caused to be conveyed) to the Buyer or its designee all of the Seller's legal and beneficial interest in and to the Purchased Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Purchased Loans to the Buyer or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

     3. Payment Record. No scheduled payment of principal and interest under any
Purchased Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Purchased Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Purchase
Date.

     4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Purchased Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for:

          (a) the lien for current real estate taxes and assessments not yet due and payable,

          (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy,

          (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and

          (d) other matters to which like properties are commonly subject,

none of which matters referred to in clauses (b), (c) or (d) materially interferes with the security intended to be provided by such Mortgage or the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the
Purchased Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances").

The related assignment of such Mortgage executed and delivered in favor of the
Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate the related Mortgaged Property. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first or second priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property.
Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform
Commercial Code financing statements are required in order to effect such perfection.

     5. Assignment of Leases and Rents. The assignment of leases and rents
("Assignment of Leases") set forth in the Mortgage (or in a separate instrument)
and related to and delivered in connection with each Purchased Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first or second priority perfected lien and first or second priority perfected security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of
Leases, not included in a Mortgage, executed and delivered in favor of the Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

     6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, canceled, rescinded or subordinated in whole or in material part, and the related Mortgaged Property has not been released by Seller from the lien of such Mortgage, in whole or in material part, nor has any instrument been executed by Seller that would effect any such satisfaction, cancellation, subordination, rescission or release except for any partial reconveyances of portions of the real property that do not materially adversely affect the value of the property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases have been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

     7. Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination of the related
Purchased Loan, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the related Purchased Loan (normal wear and tear excepted). The
Seller has received no notice of any pending or threatened proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Purchased Loans to the extent received)
as of the date of the origination of each Purchased

                                        2

Loan, all of the material improvements on the related Mortgaged Property which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

     8. Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or an equivalent form thereof as adopted in the applicable jurisdiction) lender's or owner's title insurance policy (the "Title Policy"), as the case may be, in the original principal amount of the related Purchased
Loan after all advances of principal. Each Title Policy insures that the related
Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein (or an escrow letter or a marked up title insurance commitment on which the required premium has been paid exists which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Purchased Loan to the Buyer, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Buyer without the consent of or notice to the insurer.

     9. No Holdbacks. The proceeds of each Purchased Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
Except as disclosed in any Purchased Loan Documents, with respect to each
Purchased Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date have been complied with, or any such funds so escrowed have not been released.

     10. Mortgage Provisions. To the extent applicable, the Mortgage Note or
Mortgage for each Purchased Loan, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated (subject to the exceptions set forth in paragraph 13) such as would be expected to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     11. Lender under Deed of Trust. To the extent applicable, if any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Buyer or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Purchased Loan.

                                       3

     12. Environmental Conditions. An environmental site assessment (or an update of a previous assessment) was performed with respect to each Mortgaged
Property in connection with the origination of the related Purchased Loan, a report of each such assessment (an "Environmental Report") has been delivered to the Buyer, and to Seller's knowledge there is no material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage contains customary terms requiring the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance plan or (iii) the related Mortgagor provided evidence that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such condition or circumstance. The related Purchased Loan Documents contain provisions pursuant to which the related borrower or a principal of such borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

     13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures a Purchased Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

     14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a customary fire and extended perils insurance policy issued by an insurer meeting the requirements of such Purchased
Loan providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Purchased Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged
Property in an amount not less than the lesser of the principal balance of the related Purchased Loan and the replacement cost (not allowing for depreciation)
of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property;
(b) a customary business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property
(other than manufactured housing communities); (c) a customary flood insurance policy (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards) and (d) a customary comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names

                                       4

the Mortgagee as an additional insured and that requires at least thirty days'
(in the case of termination or cancellation other than for nonpayment of premiums) and at least ten days' (in the case of termination or cancellation for nonpayment of premiums) prior notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Other than as set forth in paragraph 17(h) hereof, each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction or defeasance of the principal amount of the Purchased Loan.

     15. Taxes and Assessments. To Seller's actual knowledge, there are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged
Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

     16. Mortgagor Bankruptcy. To the knowledge of the Seller, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

     17. Leasehold Estate. Each Mortgaged Property consists of the related
Mortgagor's fee simple estate in real estate or, if the related Purchased Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related
Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"). With respect to any Purchased Loan secured by a Ground Lease but not by the related Fee Interest:

     a.   Such Ground Lease or a memorandum thereof has been duly recorded; such
          Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely effect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
          Purchased Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     b.   The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
          Mortgage, other than Permitted Encumbrances;

                                       5

     c.   The Mortgagor's interest in such Ground Lease is assignable to the
          Buyer and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase Date) and, in the event that it is so assigned, is further assignable by the Buyer and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

     d.   Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     e.   Such Ground Lease, or an estoppel letter or other agreement, (A)
          requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, further (B) provides that no notice of termination given under such Ground Lease (including rejection of such
          Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

     f.   A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
          Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

     g.   Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the stated maturity date of the related Purchased Loan;

     h.   Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a Buyer appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Purchased Loan together with any accrued interest thereon;

                                       6

     i.   Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located; and

     j.   Such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified in any fashion materially adverse to the interest of the mortgagee without the prior written consent of the mortgagee under such Purchased Loan.

     18. Escrow Deposits. All escrow deposits and payments relating to each
Purchased Loan that are, as of the Purchase Date required to be deposited or paid have been so deposited or paid.

     19. Purchased Loan Modifications. Any Purchased Loan that was
"significantly modified" prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default or reasonably foreseeable default of such Purchased Loan or (b)
satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Purchased Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

     20. Advancement of Funds by the Seller. No holder of a Purchased Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Purchased Loan.

     21. No Mechanics' Liens. As of the date of the Mortgage, and to the actual knowledge of the Seller as of the Purchase Date, each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein or otherwise bonded.

     22. Compliance with Usury Laws. Each Purchased Loan complied with, or is exempt from, all applicable usury laws in effect at its date of origination.

     23. Cross-collateralization; Cross-default. No Purchased Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Purchased Loans.

     24. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full or defeasance of all amounts due under the related Purchased Loan. The Mortgages relating to those Purchased
Loans identified on the Purchased Loan Schedule require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) except where the portion of the Mortgaged Property permitted to be released was not considered by the Seller to be material in the underwriting of the Purchased
Loan, either (1) the payment of a release price set forth therein and prepayment consideration in connection therewith or (2) the partial defeasance of such
Purchased Loan.

                                       7

     No Purchased Loan permits the release or substitution of collateral if such release or substitution (a) would create a "significant modification" of such
Purchased Loan within the meaning of Treas. Reg. ss.1.1001 3 or (b) would cause such Purchased Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
thereof).

     25. No Equity Participation or Contingent Interest. Except as disclosed to
Buyer, no Purchased Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

     26. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the
Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12,
14, 15 and 17 of this Exhibit VI.

     27. Inspections. The Seller (or if the Seller is not the originator, the originator of the Purchased Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Purchased
Loan.

     28. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where each Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property complies with applicable zoning laws and ordinances, or constitutes a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed at origination.

     29. Junior Liens. None of the Purchased Loans permits the related Mortgaged
Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To Seller's knowledge, none of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage except as otherwise set forth in the Purchased Loan Documents. Each Purchased Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Purchased Loan if, without the prior written consent of the holder of the Purchased Loan except as otherwise set forth in the Purchased Loan Documents, the related Mortgaged Property is transferred or sold.

     30. Actions Concerning Purchased Loans. To the knowledge of the Seller, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning any Purchased Loan or related Mortgagor or Mortgaged Property that

                                        8

might adversely affect title to the Purchased Loan or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Purchased Loan or the use for which the premises were intended.

     31. Servicing. The servicing and collection practices used by the Seller have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial Purchased Loans for conduit programs.

     32. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Purchased Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

     33. Non-Recourse Exceptions. The Purchased Loan Documents for each
Purchased Loan provide that such Purchased Loan constitutes the non-recourse obligations of the related obligor thereon except that either (i) such provision does not apply in the case of fraud by the Mortgagor or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Purchased Loan for losses incurred as a result of fraud by the Mortgagor.

     34. Single Purpose Entity. The Mortgagor on each Purchased Loan with an outstanding principal balance in excess of $10 million, was, as of the origination of the Purchased Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more
Mortgaged Properties securing the Purchased Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

     Each borrower of a Purchased Loan in excess of $10,000,000 is an entity which has represented in connection with the origination of the Purchased Loan, or whose organizational documents as of the date of origination of the Purchased
Loan provide that so long as the Purchased Loan is outstanding it will have at least one independent director.

     35. Separate Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

     36. Operating or Financial Statement. The related Purchased Loan Documents require the related borrower to furnish to the mortgagee at least annually an operating statement with respect to the related Mortgaged Property.

     37. CTL Loans. With respect to each Purchased Loan which is an Eligible
Loan of the type described in clause (ii) of the definition thereof only:

                                        9

     (a) The related Mortgaged Property is subject to a Credit Lease, and such
Credit Lease is in full force and effect, and is a legal, valid, binding and enforceable agreement of the related tenant, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally, and general principles of equity, and no default by the
Mortgagor or the tenant has occurred under such Credit Lease and, to Seller's actual knowledge, there is no existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of such Credit Lease.

     (b) The related Credit Lease is subordinate to the related Mortgage subject to the terms and conditions of a subordination, non-disturbance and attornment agreement between the lender and the applicable tenant; any subleases entered into by such tenant will be subject and subordinate to the Credit Lease and will not relieve the tenant of its obligations under the Credit Lease; in the event that the lender acquires title to such Mortgaged Property by foreclosure or otherwise, the lessor's interest under the related Credit Lease is freely assignable by the lender and its successors and assigns to any person without the consent of the tenant, and, in the event the lessor's interest is so assigned, the tenant will be obligated to recognize the assignee as lessor under such Credit Lease.

     (c) The related Credit Lease has an original term ending on or after the date the Mortgagor is required to deposit its final payment on the related
Purchased Loan with the lender unless covered by extended amortization or residual value insurance.

     (d) The monthly payment for such Purchased Loan is less than or equal to the basic rent due under the related Credit Lease (unless such Purchased Loan has the benefit of an extended amortization policy or a residual value insurance policy or cash reserves or other form of credit enhancement which has been in each case disclosed to Buyer).

     (e) No sale of the Mortgaged Property is pending by the related Mortgagor, and there is no assignment of any Credit Lease by any tenant pending.

     (f) Such tenant has agreed to notify the related mortgagee of any default under the related Credit Lease and to provide such mortgagee with additional time and opportunity to cure or the related Purchased Loan Documents require the tenant to cure any default under the related Credit Lease within one-half of the time period required under the related Credit Lease, except as otherwise disclosed to Buyer.

     (g) Except as otherwise disclosed to Buyer with respect to Credit Tenants which are master lessor to subtenants, the related Mortgaged Property is not subject to any lease other than the related Credit Lease, no person has any possessory interest in, or right to occupy, the related Mortgaged Property except under and pursuant to such Credit Lease and the tenant under the related
Credit Lease is in occupancy of the Mortgaged Property.

                                       10

     (h) No tenant under such Credit Lease (nor Credit Lease guarantor, if applicable) has been released, in whole or in part, from its obligations under the Credit Lease (or guaranty, as applicable).

     (i) Under the terms of such Credit Lease, the tenant is not permitted to assign or sublet its interest or obligations under the Credit Lease unless such tenant remains fully liable thereunder.

     (j) Each tenant under such Credit Lease is required to make all rental payments directly to the mortgagee, its successors and assigns under the related
Mortgage Loan.

     (k) With respect to any Credit Lease guaranteed by the parent or affiliate of a tenant, each existing guaranty is in full force and effect, and no default exists thereunder.

     (l) With respect to any Credit Lease that is not a triple net or double net lease, such Credit Lease is a bondable lease with no termination or rent abatement rights by the tenant, except in connection with the exercise of a purchase option; and the obligations of any tenant under such lease (including, but not limited to, the obligation of the tenant to pay fixed and additional rent), are not affected by reason of any damage to or destruction of any portion of the Mortgaged Property, any taking of the Mortgaged Property or any part thereof by condemnation or otherwise, or any prohibition, limitation, interruption, restriction, or interference of the tenant's use, occupancy or enjoyment of the Mortgaged Property.

     (m) Such Credit Lease contains no monetary obligations or obligations associated with managing, owning, developing and operating the Mortgaged
Property (including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements and maintenance and repairs), on the part of the Mortgagor unless such obligations are fully reimbursable or paid by the tenant or reserved for under the Mortgage Loan documents.

     (n) Such Credit Lease contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder.

     (o) The obligations of the tenant under such Credit Lease (including, but not limited to, the obligations of the tenant to pay fixed and additional rent), are not affected by reason of any damage to or destruction of any portion of the leased property or any taking of the leased property, or any part thereof by condemnation or otherwise, except for Mortgage Loans subject to casualty and condemnation lease enhancement policies or Mortgage Loans which permit termination of rent only pursuant to exercise of a funding option sufficient to pay the Mortgage Loan in full.

     (p) Any anticipated maintenance, repair, or replacement obligations imposed by any easement or reciprocal easement agreement either is a direct obligation of the tenant or an adjacent property owner or is an obligation or liability of the Mortgagor,

                                       11

reimbursable by the tenant, or has been reserved for under the Purchased Loan documents.

     (q) Such Purchased Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagee thereunder, and the tenants have agreed that no amendment, modification, termination or surrender of the Credit
Lease (except as expressly permitted by the Credit Lease) will be effective without the prior written consent of the mortgagee or its successors and assigns
(except for those Credit Leases for which the related Purchased Loans include personal recourse guarantees to principals of the mortgagor if the Credit Lease is modified without the mortgagee's consent).

     (r) No tenant can terminate a Credit Lease for any reason, prior to the payment in full of or the payment of funds sufficient to pay in full (1) the principal balance of the Purchased Loan, (2) all accrued and unpaid interest on the Purchased Loan and (3) any other sums due and payable under the Purchased
Loan, as of the termination date (except for a termination due to a default by the related borrower under the Credit Lease, or a termination due to casualty or condemnation).

     (s) Such Credit Lease is in full force and effect and no right or claim of rescission, offset, abatement, diminution, defense or counterclaim to such
Credit Lease has been asserted with respect thereto, nor, to Seller's actual knowledge, is there any existing condition which, but for the passage of time or giving of notice, would result in a right or claim of rescission, offset, abatement, diminution, defense or counterclaim under the terms of any Credit
Lease (other than for nonmaterial punch list items).

     (t) In the case of a Purchased Loan with a "lease enhancement policy"
and/or "extended amortization policy" and/or residual value insurance policy, the entire premium has been paid in full for each such policy (or is required to be paid within thirty days after the related closing date), such policies are each in full force and effect, and the legal, valid and binding obligation of the insurer thereunder, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                       12

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
              WHICH IS A MEZZANINE LOAN SECURED BY A PLEDGE OF THE
             ENTIRE EQUITY OWNERSHIP INTEREST IN AN ENTITY THAT OWNS
                      A MULTIFAMILY OR COMMERCIAL PROPERTY
                      ------------------------------------

     (1) Purchased Loan Information. The information set forth in the Purchased
Loan Schedule is complete, true and correct in all material respects.

     (2) No Default or Dispute Under Purchased Loan Documents. To Seller's
actual knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

     (3) No Offsets, Defenses or Counterclaims. To Seller's actual knowledge, there is no valid offset, defense or counterclaim to such Purchased Loan.

     (4) Equity Pledges. The pledge of ownership interests securing such
Purchased Loan relates to all direct or indirect equity or ownership interests in the underlying real property owner (so that, except for the equity interests pledged to Seller, there are no direct or indirect equity or ownership interests in underlying real property owner or in any constituent entity) and has been fully perfected in favor of Seller as mezzanine lender.

     (5) Lockbox. The lockbox administrator, if any, is not an Affiliate of
Seller.

     (6) Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The
Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased
Loan Documents.

     (7) Waivers and Modifications. The terms of the related Purchased Loan
Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related
Purchased Loan File).

     (8) Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any
"right of first refusal," "right of first negotiation," "right of first offer,"
purchase option, or other similar rights of any

                                       13

kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

     (9) Certain Representations and Warranties. To Seller's actual knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying real property mortgage documents are true and correct in all material respects.

     (10) Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

     (11) No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

     (12) Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable
Purchased Loans.

     (13) No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the
Agreement.

     (14) No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding:
Seller; underlying real property owner; or underlying real property mortgagee.

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
                    WHICH IS A JUNIOR PARTICIPATION INTEREST
               (OR JUNIOR OR "B" NOTE) IN A PERFORMING COMMERCIAL
                    MORTGAGE LOAN SECURED BY A FIRST LIEN ON
                      A MULTIFAMILY OR COMMERCIAL PROPERTY
                      ------------------------------------

     (1) Purchased Loan Information. The information set forth in the Purchased
Loan Schedule is complete, true and correct in all material respects.

     (2) No Default or Dispute Under Purchased Loan Documents. To Seller's
actual knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

                                       14

     (3) No Offsets, Defenses or Counterclaims. To Seller's actual knowledge, there is no valid offset, defense or counterclaim to such Purchased Loan.

     (4) Lockbox. The lockbox administrator, if any, is not an Affiliate of
Seller.

     (5) Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The
Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased
Loan Documents.

     (6) Waivers and Modifications. The terms of the related Purchased Loan
Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related
Purchased Loan File).

     (7) Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any
"right of first refusal," "right of first negotiation," "right of first offer,"
purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

     (8) Certain Representations and Warranties. To Seller's actual knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying documents for the performing commercial mortgage loan secured by a first lien on a multifamily or commercial property to which such Purchased Loan relates are true and correct in all material respects.

     (9) Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

     (10) No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

     (11) Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable
Purchased Loans.

                                       15

     (12) No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the
Agreement.

     (13) No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding:
Seller; underlying real property owner; or underlying real property mortgagee.

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
        WHICH IS A SYNDICATED BANK LOAN SECURED BY A FIRST LIEN IN ASSETS
                   ACCEPTABLE TO BUYER IN ITS SOLE DISCRETION
                   ------------------------------------------

     (1) Purchased Loan Information. The information set forth in the Purchased
Loan Schedule is complete, true and correct in all material respects.

     (2) No Default or Dispute Under Purchased Loan Documents. To Seller's
actual knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

     (3) No Offsets, Defenses or Counterclaims. To Seller's actual knowledge, there is no valid offset, defense or counterclaim to such Purchased Loan.

     (4) Equity Pledges. The pledge of ownership interests, if any, securing such Purchased Loan relates to all direct or indirect equity or ownership interests in the underlying real property owner (so that, except for the equity interests pledged to Seller, there are no direct or indirect equity or ownership interests in underlying real property owner or in any constituent entity) and has been fully perfected in favor of Seller as lender.

     (5) Lockbox. The lockbox administrator, if any, is not an Affiliate of
Seller.

     (6) Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The
Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased
Loan Documents.

     (7) Waivers and Modifications. The terms of the related Purchased Loan
Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related
Purchased Loan File).

                                       16

     (8) Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any
"right of first refusal," "right of first negotiation," "right of first offer,"
purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

     (9) Certain Representations and Warranties. To Seller's actual knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying real property mortgage documents are true and correct in all material respects.

     (10) Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

     (11) No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

     (12) Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable
Purchased Loans.

     (13) No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the
Agreement.

     (14) No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding:
Seller; underlying real property owner; or underlying real property mortgagee.

                                       17

                                                                     EXHIBIT VII

                             COLLATERAL INFORMATION
                             ----------------------
       Loan ID #:
       Borrower Name:
       Borrower Address:
       Borrower City:
       Borrower State:
       Borrower Zip Code:
       Recourse?
       Guaranteed?
       Related Borrower Name(s):
       Original Principal Balance:
       Note Date:
       Loan Date:
       Loan Type (e.g. fixed/arm):
       Current Principal Balance:
       Current Interest Rate (per annum):
       Paid to date:
       Annual P&I:
       Next Payment due date:
       Index (complete whether fixed or arm):
       Gross Spread/Margin (complete whether fixed or arm):
       Life Cap:
       Life Floor:
       Periodic Cap:
       Periodic Floor:
       Rounding Factor:
       Lookback (in days):
       Interest Calculation Method (e.g., Actual/360):
       Interest rate adjustment frequency:
       P&I payment frequency:
       First P&I payment due:
       First interest rate adjustment date:
       First payment adjustment date:
       Next interest rate adjustment date:
       Next payment adjustment date:
       Conversion Date:
       Converted Interest Rate Index:
       Converted Interest Rate Spread:
       Maturity date:
       Loan term:
       Amortization term:
       Hyper-Amortization Flag:
       Hyper-Amortization Term:
       Hyper-Amortization Rate Increase:
       Balloon Amount:

                             COLLATERAL INFORMATION
                             ----------------------

       Balloon LTV:
       Prepayment Penalty Flag:
       Prepayment Penalty Text:
       Lockout Period:
       Lien Position:
       Fee/Leasehold:
       Ground Lease Expiration Date:
       CTL (Yes/No):
       CTL Rating (Moody's):
       CTL Rating (Duff):
       CTL Rating (S&P):
       CTL Rating (Fitch):
       Lease Guarantor:
       CTL Lease Type (NNN, NN, Bondable):
       Property Name:
       Property Address:
       Property City:
       Property Zip Code:
       Property Type (General):
       Property Type (Specific):
       Cross-collateralized (Yes/No)*:
       Property Size:
       Year built:
       Year renovated:
       Actual Average Occupancy:
       Occupancy Rent Roll Date:
       Underwritten Average Occupancy:
       Largest Tenant:
       Largest Tenant SF:
       Largest Tenant Lease Expiration:
       2nd Largest Tenant:
       2nd Largest Tenant SF:
       2nd Largest Tenant Lease Expiration:
       3rd Largest Tenant:
       3rd Largest Tenant SF:
       3rd Largest Tenant Lease Expiration:
       Underwritten Average Rental Rate/ADR:
       Underwritten Vacancy/Credit Loss:
       Underwritten Other Income:
       Underwritten Total Revenues:
       Underwritten Replacement Reserves:
       Underwritten Management Fees:

----------
*    If yes, give property information on each property covered and in aggregate as appropriate. Loan ID's should be denoted with a suffix letter to signify loans/collateral.

                                       2

                             COLLATERAL INFORMATION
                             ----------------------

       Underwritten Franchise Fees:
       Underwritten Total Expenses:
       Underwritten Leasing Commissions:
       Underwritten Tenant Improvement Costs:
       Underwritten NOI:
       Underwritten NCF:
       Underwritten Debt Service Constant:
       Underwritten DSCR at NOI:
       Underwritten DSCR at NCF:
       Underwritten NOI Period End Date:
       Hotel Franchise:
       Hotel Franchise Expiration Date:
       Appraiser Name:
       Appraised Value:
       Appraisal Date:
       Appraisal Cap Rate:
       Appraisal Discount Rate:
       Underwritten LTV:
       Environmental Report Preparer:
       Environmental Report Date:
       Environmental Report Issues:
       Architectural and Engineering Report Preparer:
       Architectural and Engineering Report Date:
       Deferred Maintenance Amount:
       Ongoing Replacement Reserve Requirement per A&E Report:
       Immediate Repairs Escrow % (e.g. 125%):
       Replacement Reserve Annual Deposit:
       Replacement Reserve Balance:
       Tenant Improvement/Leasing Commission Annual Deposits:
       Tenant Improvement/Leasing Commission Balance:
       Taxes paid through date:
       Monthly Tax Escrow:
       Tax Escrow Balance:
       Insurance paid through date:
       Monthly Insurance Escrow:
       Insurance Escrow Balance:
       Reserve/Escrow Balance as of Date:
       Probable Maximum Loss %:
       Covered by Earthquake Insurance (Yes/No):
       Number of times 30 days late in last 12 months:
       Number of times 60 days late in last 12 months:
       Number of times 90 days late in last 12 months:
       Servicing Fee:
       Notes:

                                       3

                                                                    EXHIBIT VIII

                               ADVANCE PROCEDURE

     Final Approval of New Collateral Which is an Eligible Security/Preliminary
Approval of New Collateral Which is an Eligible Loan.

          (a) Seller may, from time to time, submit to Buyer a Preliminary Due
     Diligence Package for Buyer's review and approval in order to enter into a
     Transaction with respect to any New Collateral that Seller proposes to be included as Collateral under the Agreement.

          (b) Upon Buyer's receipt of a complete Preliminary Due Diligence
     Package, Buyer, within five (5) Business Days, shall have the right to request, in Buyer's good faith business judgment, additional diligence materials and deliveries that Buyer shall specify on a Supplemental Due
     Diligence List. Upon Buyer's receipt of all of the Diligence Materials or
     Buyer's waiver thereof, Buyer within ten (10) Business Days and following receipt of internal credit approval, shall either (i) notify Seller of the
     Purchase Price and the Market Value for the New Collateral or (ii) deny, in
     Buyer's sole and absolute discretion, Seller's request for a Transaction.
     Buyer's failure to respond to Seller within ten (10) Business Days, as applicable, shall be deemed to be a denial of Seller's request for an
     Advance, unless Buyer and Seller have agreed otherwise in writing.

     Final Approval of New Collateral which is an Eligible Loan. Upon Buyer's notification to Seller of the Purchase Price and the Market Value for any New
Collateral which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Collateral, satisfy the conditions set forth below (in addition to satisfying the conditions precedent to obtaining each advance, as set forth in Section 3(b) of this Agreement) as a condition precedent to Buyer's approval of such New Collateral as Collateral, all in a manner reasonably satisfactory to Buyer and pursuant to documentation reasonably satisfactory to Buyer:

          (a) Delivery of Purchased Loan Documents. Seller shall deliver to
     Buyer: (i) with respect to New Collateral that is Pre-Existing Collateral, each of the Purchased Loan Documents, except Purchased Loan Documents that
     Seller expressly and specifically disclosed in Seller's Preliminary Due
     Diligence Package were not in Seller's possession; and (ii) with respect to
     New Collateral that is Originated Collateral, each of the Purchased Loan
     Documents.

          (b) Environmental and Engineering. Buyer shall have received a "Phase
     1" (and, if necessary, "Phase 2") environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Buyer, by an engineer or environmental consultant reasonably approved by Buyer.

          (c) Appraisal. Buyer shall have received either an appraisal approved by Buyer (or a Draft Appraisal), each by an MAI appraiser. If Buyer receives only a Draft Appraisal prior to entering into a Transaction,
     Seller shall deliver an appraisal approved by Buyer by an MAI appraiser on or before thirty (30) days after the Purchase Date.

          (d) Insurance. Buyer shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the
     Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the
     Purchased Loan Documents. Such certificates or other evidence shall indicate that Seller will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Loan Documents.

          (e) Survey. Buyer shall have received all surveys of the Mortgaged
     Property that are in Seller's possession.

          (f) Lien Search Reports. Buyer or Buyer's counsel shall have received, as reasonably requested by Buyer, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Buyer with respect to the
     Eligible Loan, Mortgaged Property, Seller and Mortgagor, such searches to be conducted in each location Buyer shall reasonably designate.

          (g) Opinions of Counsel. Buyer shall have received copies of all legal opinions in the Seller's possession with respect to the Eligible Loan which shall be in form and substance reasonably satisfactory to Buyer.

          (h) Additional Real Estate Matters. Seller shall have delivered to
     Buyer to the extent in Seller's possession such other real estate related certificates and documentation as may have been requested by Buyer, such as: (i) certificates of occupancy issued by the appropriate Governmental
     Authority and either letters certifying that the Mortgaged Property is in compliance with all applicable zoning laws issued by the appropriate
     Governmental Authority or evidence that the related Title Policy includes a zoning endorsement and (ii) abstracts of all leases in effect at the
     Mortgaged Property and estoppel certificates, in form and substance acceptable to Buyer, from any ground lessor and from any tenant that occupies 7.5% or more of the rentable space at the Mortgaged Property, and in any event from tenants whose occupancies aggregate not less than 70% of the occupied rentable square footage at the Mortgaged Property.

          (i) Other Documents. Buyer shall have received such other documents as
     Buyer or its counsel shall reasonably deem necessary.

Within five (5) Business Days of Seller's satisfaction of all of the conditions enumerated in clauses (a) through (i) above, Buyer shall either (i) if the
Purchased Loan Documents with respect to the New Collateral are not reasonably satisfactory in form and substance to Buyer, notify Seller that Buyer has not approved the New Collateral as Collateral or (ii) notify Seller that Buyer has approved the New Collateral as Collateral. Buyer's failure to respond to Seller within two (2) Business Days shall be deemed to be a denial of Seller's request that Buyer approve the New Collateral, unless Buyer and Seller have agreed otherwise in writing.

                                                                      EXHIBIT IX

                           FORM OF RE-DIRECTION LETTER

                              NRFC DB HOLDINGS, LLC
                       c/o NorthStar Realty Finance Corp.
                               527 Madison Avenue
                            New York, New York 10022

                               REDIRECTION LETTER

                        AS OF [            ], 200[     ]

[                 ]

Ladies and Gentlemen:

Please refer to: (a) that certain [Loan Agreement], dated [      ], 200[   ],
by and among [       ] (the "Borrower"), as borrower, and [          ] (the
"Lender"), as lender; and (b) all documents securing or relating to that certain
$[       ] loan made by the Lender to the Borrower on [         ], 200[   ]
(the "Loan").

You are advised as follows, effective as of the date of this letter.

Assignment of the Loan. The Lender has entered into a Amended and Restated
Master Repurchase Agreement, dated as March 21, 2005 (as the same may be amended and/or restated from time to time, the "Repo Agreement"), with Deutsche Bank AG,
Cayman Islands Branch ("DBAG"), 60 Wall Street, New York, NY 10005, and has
assigned its rights and interests in the Loan (and all of its rights and remedies in respect of the Loan) to DBAG. This assignment shall remain in effect unless and until DBAG has notified Borrower otherwise in writing.

Direction of Funds. In connection with Lender's obligations under the Repo
Agreement, Lender hereby directs Borrower to disburse, by wire transfer, any and all payments to be made under or in respect of the Loan to the following account at LaSalle Bank for the benefit of DBAG:

         LaSalle Bank
         ABA [071000505]
         Account # [                ]
         FFC: [            ]
         Attn:    Deutsche Bank AG, Cayman Islands Branch -
                  Buyer's Repurchase Account
         Attn: [                    ]

This direction shall remain in effect unless and until DBAG has notified
Borrower otherwise in writing.

Modifications, Waivers, Etc. No modification, waiver, deferral, or release (in whole or in part) of any party's obligations in respect of the Loan, or of any collateral for any obligations in respect of the Loan, shall be effective without the prior written consent of DBAG.

Please acknowledge your acceptance of the terms and directions contained in this correspondence by executing a counterpart of this correspondence and returning it to the undersigned.

                            [Signature Page Follows]

                                       Very truly yours,

                                       NRFC DB HOLDINGS, LLC,
                                       a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:  [              ], 200[ ]

Agreed and accepted this [  ]
day of [ ], 200[ ]

[                          ]

By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------